UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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Filed by a Party other than the Registrant ☐

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☒ Preliminary Proxy Statement
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☐ Definitive Proxy Statement
☐ Soliciting Material Pursuant to Section 240.14a-12

3DICON CORPORATION

(Name of Registrant As Specified In Its Charter)

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3DICON CORPORATION
 6804 South Canton Avenue, Suite 150
Tulsa, Oklahoma 74136

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD OCTOBER 15, 2011

To the Stockholders of

3DICON CORPORATION

NOTICE IS HEREBY GIVEN, that the annual meeting of the shareholders will be held at The University of Oklahoma at Tulsa, Oklahoma Campus, Schusterman Learning Center, Perkins Auditorium, at 10:00 a.m. Central Standard Time (“CST”) on October 15, 2011 for the following purposes:

1.           To consider and vote upon a proposal to reincorporate by merger from an Oklahoma corporation into a wholly-owned Nevada corporation.

2.           To consider and to vote upon a proposal to approve an amendment to the Certificate of Incorporation of the Company to effect a reverse stock split of the Company’s  (the “Common Stock”), par value $0.0002 per share, at a ratio not less than fifteen-for-one and not greater than thirty-five-for-one, with the exact ratio to be set within such range at the discretion of the Board of Directors, without further approval or authorization of the Company’s stockholders, provided that the Board of Directors determines to effect the reverse split and such amendment is filed with the Nevada Secretary of State no later than April 30, 2012.

3.           To ratify the appointment of HoganTaylor LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2011;

4.           To elect Martin Keating, John O’Connor, and Victor F. Keen as directors to serve until the 2012 annual meeting of stockholders and until their respective successors have been duly elected and qualified, or until such director’s earlier resignation, removal or death; and

5.           To Act on such other matters as may properly come before the meeting or any adjournment or adjournments thereof.

As of the close of business on September 9, 2011, the record date for shares entitled to vote in connection with the above proposals, we had issued and outstanding 1,167,988,693 shares of our Common Stock.  Each share of our Common Stock is entitled to one vote in connection with the above proposals.

Enclosed is a proxy statement and form of proxy.  Stockholders who do not expect to attend the Annual Meeting are requested to sign and return the proxy card in the enclosed envelope or to vote over the internet as provided for on the proxy card.

By Order of the Board of Directors,

/s/ Sidney A. Aroesty
By: Sidney A. Aroesty
Title:  Chief Executive Officer
Date: September 9, 2011

IMPORTANT

IF YOU CANNOT PERSONALLY ATTEND THE ANNUAL MEETING, IT IS REQUESTED THAT YOU INDICATE YOUR VOTE ON THE ISSUES INCLUDED ON THE ENCLOSED PROXY AND DATE, SIGN AND MAIL IT IN THE ENCLOSED SELF-ADDRESSED ENVELOPE WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES OF AMERICA.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be held October, 15, 2011. This Proxy Statement to the Stockholders will be available at www.3dicon.net.

Board Leadership Structure and Role in Risk Oversight	29
Stockholder Communications	29
Executive Compensation	29
Summary Compensation Table	30
Outstanding Equity Awards at December 31, 2010	30
Director Compensation	31
Additional information	31
Miscellaneous	31
Exhibit A	32
Exhibit B	36
Exhibit C	39
Exhibit D	46

3DICON CORPORATION

PROXY STATEMENT

FOR SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD ON OCTOBER 15, 2011

General Information

The enclosed Proxy is solicited by and on behalf of the Board of Directors (the “Board”) of 3DIcon Corporation, an Oklahoma corporation (the “Company”), for use at the Company’s Annual Meeting of Stockholders (the “Meeting”) to be held at The University of Oklahoma, Tulsa Oklahoma Campus, Schusterman Learning Center, Perkins Auditorium, Tulsa, Oklahoma 74136 on October 15, 2011, at 10:00 a.m. CST, and at any adjournment thereof. It is anticipated that this Proxy Statement, along with the Notice and Proxy Card will be mailed to the Company’s stockholders entitled to vote at the Meeting beginning September 14, 2011.

Any person signing and returning the enclosed proxy (the “Proxy”) may revoke it at any time before it is voted by submitting a new proxy with a later date, or by giving written notice of such revocation to the Company, or by voting in person at the Meeting. The expense of soliciting proxies, including the cost of preparing, assembling and mailing this proxy statement (this “Proxy Statement”) to stockholders, will be borne by the Company. It is anticipated that solicitations of proxies for the Meeting will be made only by use of the mail; however, the Company may use the services of its directors, officers and employees to solicit proxies personally or by telephone without additional salary or compensation to them. Brokerage houses, custodians, nominees and fiduciaries will be requested to forward the Proxy Statement to the beneficial owners of the Company’s shares held of record by such persons, and the Company will reimburse such persons for reasonable out-of-pocket expenses incurred by them in that connection.

All shares represented by valid proxies will be voted in accordance therewith at the Meeting. Shares not voting as a result of a proxy marked to “ABSTAIN” will be counted as part of total shares voting in order to determine whether or not a quorum has been achieved at the Meeting.

Purpose of the Meeting

Stockholders will be asked to consider and vote on the following matters:

1.           To consider and vote upon a proposal to reincorporate by merger from an Oklahoma corporation into a wholly-owned Nevada corporation (the “Reincorporation”).

2.           To consider and to vote upon a proposal to approve an amendment to the Certificate of Incorporation of the Company to effect a reverse stock split of the Company’s common stock, par value $0.0002 per share, at a ratio not less than fifteen-for-one and not greater than thirty-five-for-one, with the exact ratio to be set within such range at the discretion of the Board, without further approval or authorization of the Company’s stockholders, provided that the Board determines to effect the reverse split and such amendment is filed with the Nevada Secretary of State no later than April 30, 2012 (the “Reverse Split”).

3.          To ratify the appointment of HoganTaylor LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2011;

4.          To elect Martin Keating, John O’Connor, and Victor F. Keen as directors to serve until the 2012 annual meeting of Stockholders and until their respective successors have been duly elected and qualified, or until such director’s earlier resignation, removal or death; and

5.           To Act on such other business as may properly come before the meeting or any adjournment or postponement of the meeting, including stockholder proposals.  At this time, we do not know of any other matters to be brought before the Meeting.

 Voting Rights

All voting rights are vested exclusively in the holders of our Common Stock with each common share entitled to one vote. Only stockholders of record at the close of business on September 9, 2011 are entitled to notice of and to vote at the Meeting or any adjournment thereof. On September 9, 2011, the Company had 1,167,988,693 shares of its Common Stock outstanding, each of which is entitled to one vote on all matters to be voted upon at the Meeting. No fractional shares are presently outstanding.

How do I vote?

For purposes of determining the votes cast with respect to any matter presented for consideration at the meeting, only those votes cast “for” or “against” are included.  However, if a proxy is signed but no specification is given, the shares will be voted “for” each proposal.  You may submit your proxy for the Annual Meeting by using the Internet voting system or by completing, signing, dating and returning your proxy card. You also may vote by attending the Annual Meeting in person.

 Stockholder of Record: Shares Registered in Your Name

If you are a stockholder of record, you may vote in person at the Meeting. Whether or not you plan to attend the meeting, we urge you to vote by proxy to ensure your vote is counted. You may still attend the meeting and vote in person if you have already voted by proxy.

•	To vote in person, come to the Meeting and we will give you a ballot when you arrive.
•
To vote using the proxy card, simply complete, sign and date the accompanying proxy card and return it promptly in the envelope provided.  If you return your signed proxy card to us before the Meeting, we will vote your shares as you direct.

Beneficial Owner: Shares Registered in the Name of Broker, Bank or Other Agent

If you are a beneficial owner of shares registered in the name of your broker, bank or other agent, you should have received a proxy card and voting instructions with these proxy materials from that organization rather than from us. Simply complete and mail the proxy card to ensure that your vote is counted. To vote in person at the Meeting, you must obtain a valid proxy from your broker, bank or other agent. Follow the instructions from your broker, bank or other agent included with these proxy materials, or contact your broker, bank or other agent to request a proxy form.  If you do not provide instructions to your broker, your shares will not be voted at the Annual Meeting on certain non-routine matters.  See “What happens if I don’t cast my vote?” below.

What happens if I don’t cast my vote?

After a recent change in regulation, if you hold your shares in street name and you do not instruct your broker how to vote on the Reincorporation or the Reverse Split, no vote will be cast on your behalf but your shares will be counted for purposes of determining the number of shares represented at the meeting.  If you are a stockholder of record and you do not cast your vote, votes will not be cast on your behalf on any of the items of business at the Meeting. For more information on this topic, see the SEC Investor Alert issued in February 2010 entitled “New Stockholder Voting Rules for the 2010 Proxy Season” at http://www.sec.gov/investor/alerts/votingrules2010.htm.

What if I return my proxy card directly to the Company, but do not provide voting instructions?

If a signed proxy card is returned to us without any indication of how your shares should be voted, votes will be cast “FOR” the Reincorporation, “FOR” the Reverse Split, “FOR” the appointment of HoganTaylor LLP and “FOR” the election of the directors named in this Proxy Statement.

 Can I submit a proxy or attend the meeting if I hold my shares in street name?

Stockholders who do not hold their shares in their own name should note that only stockholders whose names are registered as stockholders on the records of the Company can submit the attached Proxy or be recognized and vote at the Meeting. If a stockholder’s shares are registered under the name of a broker, financial institution or other agent, then these shares can only be voted by the holding broker, financial institution or other agent. Such broker, financial institution or other agent is provided with sufficient copies of this Proxy Statement and other related documents to forward such materials to the stockholder as the beneficial owner of such shares. The broker, financial institution or other agent should provide the beneficial owner with instructions on how to submit the vote of their shares. In the event a beneficial owner wishes to attend and vote their shares at the Meeting, the beneficial owner must obtain a proxy from the broker, financial institution or other agent.

What if I received more than one proxy card?

If you received more than one proxy card, it means that you have multiple accounts with brokers and/or our transfer agent.  You must complete each proxy card in order to vote all of your shares.  If you are interested in consolidating your accounts, you may contact your broker or our transfer agent, Continental Stock Transfer & Trust Company, at (212) 509-4000.

How many shares must be present to transact business at the Meeting?

Stockholders holding a majority of our outstanding shares as of the record date must be present in person or by proxy at the Meeting so that we may transact business.  A majority of the Company’s outstanding voting stock represented in person or by proxy shall constitute a quorum at the Meeting. Provided that a quorum is present at the Meeting, the affirmative vote of a majority of the total outstanding shares as of the record date is required to approve the proposed Reincorporation as described more fully under the heading “Proposal No. 1” below.  The affirmative vote of a majority of the total outstanding shares as of the record date is required to approve the Reverse Split as described more fully under the heading “Proposal No. 2” below.  The affirmative vote of a majority of Common Stock present at the meeting and entitled to vote on each matter is required to ratify the appointment of HoganTaylor, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December, 31, 2011.  The affirmative vote of a majority of Common Stock present at the meeting and entitled to vote on each matter is required to elect each director.

As of September 9, 2011, the current directors and executive officers of the Company owned 262,957,328 common shares and have not entered into any agreements as to how they intend to vote their shares.

 Will I receive notice if the meeting is adjourned or postponed?

Although it is not expected, the Meeting may be adjourned or postponed for the purpose of soliciting additional proxies. Any adjournment or postponement may be made without notice by an announcement at the Meeting. Any signed proxies received by us will be voted in favor of an adjournment or postponement in these circumstances. Any adjournment or postponement of the Meeting for the purpose of soliciting additional proxies will allow our stockholders who have already sent in their proxies to revoke them at any time prior to their use.
Who can help answer my questions?

If you have additional questions about the Proposals, need assistance in submitting your proxy or voting your shares of Common Stock, or need additional copies of the proxy statement or the enclosed proxy card, please contact us at info@3dicon.com or at:

Investor Relations

3DIcon Corporation

6804 South Canton Avenue

Suite 150

Tulsa, Oklahoma 74136

Phone: (918) 494-0509

Facsimile: (918) 494-0513

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be held on October 15, 2011.  Copies of this Proxy Statement will be Available Online at www.3dicon.net.

PROPOSAL NO. 1

REINCORPORATION BY MERGER FROM AN OKLAHOMA CORPORATION TO A NEVADA CORPORATION

On September 1, 2011, the Company’s Board of Directors (the “Board”) approved a proposal that would result in a change in the Company’s state of incorporation from Oklahoma to Nevada, (the “Reincorporation”).  To accomplish the Reincorporation, the Board approved a merger agreement providing for the Company to merge into a newly formed wholly-owned subsidiary, 3DIcon Corporation, incorporated in the state of Nevada (the “Nevada Company” or “3DIcon Nevada”)), subject to approval of the Company’s stockholders at the Meeting and certain other conditions.  The Company as it currently exists as a corporation organized under the laws of the State of Oklahoma is sometimes referred to herein as “3DIcon Oklahoma” or the “Oklahoma Company.”

Our Board believes that the Reincorporation is in the best interests of the Company and will help maximize stockholder value.  The primary purpose of the Reincorporation is to enable us to reincorporate from Oklahoma to Nevada, where many publicly-traded corporations are domiciled.  The Board believes that the Reincorporation in Nevada will provide the Company with greater flexibility in corporate governance than is currently available under Oklahoma law, and will help attract and retain directors and officers.  Nevada’s corporate laws are generally more modern, flexible, highly developed and predictable than Oklahoma’s corporate laws.  In addition, Nevada’s corporate laws are periodically revised to be responsive to the changing legal and business needs of corporations.  Reincorporation would allow us to take advantage of the certainty provided by extensive Nevada case law, would provide access to the specialized Business Court, and would help in the recruitment and retention of outside directors due to the more tested exculpation and indemnification provisions permitted under Nevada law.

As of September 9, 2011, the directors and executive officers of the Company owned 262,957,328 shares of the Company’s Common Stock, which is 22.51% of the outstanding shares. We expect that the directors and executive officers will vote all their shares in favor of the Reincorporation.

Stockholders are urged to read this section of the Proxy Statement carefully, including all of the related annexes referenced below and attached to this Proxy Statement, before voting on the Reincorporation.  The following discussion summarizes material provisions of the Reincorporation.  This summary is subject to and qualified in its entirety by the Agreement and Plan of Merger (the “Reincorporation Agreement”) that will be entered into by 3DIcon Oklahoma and 3DIcon Nevada in substantially the form attached hereto as Exhibit A, the Certificate of Incorporation of the Nevada Company to be effective immediately following the Reincorporation (the “Nevada Articles”), in substantially the form attached hereto as Exhibit B, and the Bylaws of the Nevada Company to be effective immediately following the Reincorporation (the “Nevada Bylaws”), in substantially the form attached hereto as Exhibit C.  Copies of the Articles of Incorporation of the Company filed in Oklahoma, as amended to date (the “Oklahoma Articles”), and the Bylaws of the Company, as amended to date (the “Oklahoma Bylaws”), are attached as exhibits to our registration statement on Form SB-2, as filed on December 15, 2006 (File No. 333-139420) and subsequently withdrawn on February 5, 2007, are also available for inspection at our principal office.  Copies of such documents will be sent to stockholders free of charge upon written request.

Proxies solicited by the Board will be voted “FOR” Proposal No. 1 unless the stockholder specifies otherwise in the proxy.

Principal Reasons for the Reincorporation

As we plan for the future, our Board and management believe that it is essential to be able to draw upon well-established principles of corporate governance in making legal and business decisions.  The prominence and predictability of Nevada corporate law provide a reliable foundation on which our Company’s governance decisions can be based, and we believe that our stockholders will benefit from the responsiveness of Nevada corporate law to their needs and to those of the corporation they own.  The principal factors the Board considered in electing to pursue the Reincorporation are summarized below.

Predictability, Flexibility and Responsiveness to Corporate Needs. Nevada has adopted comprehensive and flexible corporate laws which are revised regularly to meet changing business circumstances.  The Nevada legislature is particularly sensitive to issues regarding corporate law and is especially responsive to developments in modern corporate law.  In addition, Nevada offers a system of specialized Business Courts to deal with corporate law questions, which have streamlined procedures and processes that help provide relatively quick decisions.  These courts have developed considerable expertise in dealing with corporate issues, as well as a substantial and influential body of case law construing Nevada’s corporate law.  In contrast, Oklahoma does not have a similar specialized court established to hear only corporate law cases.  Rather, disputes involving questions of Oklahoma corporate law are either heard by the Oklahoma Superior Court, the general trial court in Oklahoma that hears all manner of cases, or, if federal jurisdiction exists, a federal district court.  In addition, the Nevada Secretary of State is particularly flexible, expert and responsive in its administration of the filings required for mergers, acquisitions and other corporate transactions.

Nevada has become a preferred domicile for many major American corporations and Nevada law and administrative practices have become comparatively well-known and widely understood.  As a result of these factors, it is anticipated that Nevada law will provide greater efficiency, predictability and flexibility in our legal affairs than is presently available under Oklahoma law.

Enhanced Ability to Attract and Retain Directors and Officers. The Board of Directors believes that the Reincorporation will enhance our ability to attract and retain qualified directors and officers, as well as encourage directors and officers to continue to make independent decisions in good faith on behalf of the Company.  We are in a competitive industry and compete for talented individuals to serve on our management team and on our Board of Directors.  The vast majority of public companies are incorporated in Nevada.  Not only is Nevada law more familiar to directors, Nevada offers greater certainty and stability from the perspective of those who serve as corporate officers and directors.  The parameters of director and officer liability are more extensively addressed in Nevada court decisions and are therefore better defined and better understood than under Oklahoma law.  The Board believes that reincorporation in Nevada will provide appropriate protection for stockholders from possible abuses by directors and officers, while enhancing our ability to recruit and retain directors and officers.  In this regard, it should be noted that directors’ personal liability is not, and cannot be, eliminated under Nevada law for intentional misconduct, bad faith conduct or any transaction from which the director derives an improper personal benefit.  We believe that the better understood and comparatively stable corporate environment afforded by Nevada will enable us to compete more effectively with other public companies in the recruitment of talented and experienced directors and officers.

Enhanced Ability of the Majority of Stockholders to Exercise Control. The majority of stockholders of a Nevada corporation would have greater ability to exercise control, because Nevada law does not require cumulative voting. Cumulative voting is often used when a minority stockholder (or stockholder group) is otherwise unable to persuade the majority to elect one or more nominees for the election of directors. Under cumulative voting, a stockholder may cast as many votes as shall equal the number of votes that such holder would be entitled to cast for the election of directors multiplied by the number of directors to be elected. The holder may cast all such votes for a single director or distribute the votes among two or more directors. Thus, minority stockholders are often able to use cumulative voting to elect one or more directors to the corporation’s board of directors. The Board believes that directors so elected by a minority stockholder who was unable or unwilling to persuade the majority of stockholders would then act to advance courses of action with respect to which the majority of stockholders was not persuaded. Oftentimes, such situations lead to impediment and frustration of the intentions of the majority of stockholders. The Board believes that each director should be elected by a majority vote of the stockholders, rather than a minority, and has included a majority vote provision in the Nevada Bylaws.

Greater Access to Capital.  Underwriters and other members of the financial services industry may be more willing and better able to assist in capital-raising programs for us following the Reincorporation because Nevada law is better understood than Oklahoma law, which may better enable us to raise capital on more flexible or favorable terms.

Possible Disadvantages of the Reincorporation

Notwithstanding the belief of the Board as to the benefits to our stockholders of the Reincorporation, it should be noted that Nevada law has been criticized by some commentators and institutional stockholders on the grounds that it does not afford minority stockholders the same substantive rights and protections as are available in a number of other states, including Oklahoma.  In addition, the Nevada Articles and the Nevada Bylaws, in comparison to the Oklahoma Articles and the Oklahoma Bylaws, contain or eliminate certain provisions that may have the effect of reducing the rights of minority stockholders.  The Reincorporation of the Company in Nevada may make it more difficult for minority stockholders to elect directors and influence our policies.  It should also be noted that the interests of the Board, management and affiliated stockholders in voting on the Reincorporation proposal may not be the same as those of unaffiliated stockholders.  For a summary comparison of stockholders’ rights and the power of management under Nevada and Oklahoma law, see “Differences Between Our Charter Provisions and Those of 3DIcon Nevada and the Provisions of Nevada and Oklahoma Law”.  In addition, franchise taxes in Nevada may be greater than in Oklahoma.

The Board has considered the potential disadvantages of the Reincorporation and has concluded that the potential benefits outweigh the possible disadvantages.

 Mechanics of the Reincorporation

The Reincorporation will be effected by the merger of 3DIcon Oklahoma with and into the Nevada Company, a wholly-owned subsidiary of the Company that, upon stockholder approval, will be incorporated under the Nevada Revised Statutes (the “NRS”) for purposes of the Reincorporation.  The Company as it currently exists as an Oklahoma corporation will cease to exist as a result of the merger and the Nevada Company will be the surviving corporation and will continue to operate our business as it existed prior to the Reincorporation.  The existing holders of our Common Stock will own all of the outstanding shares of the Nevada Company’s common stock and no change in ownership will result from the Reincorporation.  Assuming approval by our stockholders, we currently intend to cause the Reincorporation to become effective as soon as reasonably practicable following the Meeting.

At the effective time of the Reincorporation, we will be governed by the Nevada Articles, the Nevada Bylaws and the NRS.  Although the Nevada Articles and the Nevada Bylaws contain many similar provisions from the Oklahoma Articles and the Oklahoma Bylaws, they do include certain provisions that are different from the provisions contained in the current Oklahoma Articles, Oklahoma Bylaws or under the Oklahoma General Corporation Act.  See “Differences Between Our Charter Provisions and Those of 3DIcon Nevada and the Provisions of Nevada and Oklahoma Law” below.

Other than the change in corporate domicile, the Reincorporation will not result in any change in the business, physical location, management, assets, liabilities or net worth of the Company, nor will it result in any change in location of our current employees, including management.  Upon consummation of the Reincorporation, our daily business operations will continue as they are presently conducted at our principal executive office located at 6804 South Canton Avenue, Suite 150, Tulsa, Oklahoma 74136.  The financial condition and results of operations of the Nevada Company immediately after consummation of the Reincorporation will be the same as those of 3DIcon Oklahoma immediately prior to the consummation of the Reincorporation.  In addition, upon the effectiveness of the merger, the Board of Directors of the Nevada Company will consist of those persons elected to the Board of Directors of 3DIcon Oklahoma, and will continue to serve for the term of their respective elections to our Board, and the individuals serving as executive officers of 3DIcon Oklahoma immediately prior to the Reincorporation will continue to serve as executive officers of the Nevada Company, without a change in title or responsibilities.  Upon effectiveness of the Reincorporation, the Nevada Company will be the successor in interest to 3DIcon Oklahoma and the stockholders will become stockholders of the Nevada Company.

If the Reincorporation is approved, each outstanding share of Common Stock of 3DIcon Oklahoma will automatically be converted into one share of common stock of the Nevada Company.   All of our employee benefit and incentive compensation plans immediately prior to the Reincorporation will be continued by the Nevada Company and each outstanding option to purchase shares of 3DIcon Oklahoma’s Common Stock will be converted into an option to purchase an equivalent number of shares of the Nevada Company’s common stock on the same terms and subject to the same conditions.  In addition, each outstanding warrant exercisable for shares of Common Stock of 3DIcon Oklahoma will be converted into a warrant exercisable for the same number of shares of the Nevada Company’s common stock with no other changes in the terms and conditions of such warrant.   Under Rule 145(a)(2) of the Securities Act of 1933, as amended, (the "Securities Act"), a merger which has the sole purpose of changing an issuer's domicile within the United States does not involve a sale of securities for purposes of the Securities Act. Accordingly, separate registration of shares of 3DIcon Nevada will not be required in connection with the merger.  The registration statements of 3DIcon Oklahoma on file with the SEC immediately prior to the Reincorporation will be assumed by the Nevada Company, and the shares of the Nevada Company will continue to be listed on the OTCQB.

CERTIFICATES FOR SHARES IN 3DICON OKLAHOMA WILL AUTOMATICALLY REPRESENT SHARES IN THE NEVADA COMPANY UPON COMPLETION OF THE MERGER, AND STOCKHOLDERS WILL NOT BE REQUIRED TO EXCHANGE STOCK CERTIFICATES AS A RESULT OF THE REINCORPORATION.

After completion of the merger, you may continue to make sales or transfers using 3DIcon Oklahoma stock certificates. As noted above, the stock certificates for 3DIcon Oklahoma will continue to validly represent shares of 3DIcon Nevada's stock.  If you hold shares of the Company that are freely tradable before the effective time of the merger, you will own the same number of freely tradable shares of 3DIcon Nevada after the effective time. Similarly, if you hold any securities of the Company with transfer restrictions before the effective time of the merger, you will hold equivalent securities of 3DIcon Nevada after the effective time with the same transfer restrictions. For purposes of computing the holding period under Rule 144 of the Securities Act, any stock of 3DIcon Nevada acquired on conversion of your 3DIcon Oklahoma stock upon the merger will be deemed to have been acquired on the date that you originally acquired those shares.

The Reincorporation Agreement provides that the Board may abandon the Reincorporation at any time prior to the effective time of the merger if the Board determines that the Reincorporation is inadvisable for any reason. For example, the NRS or the Oklahoma General Corporation Act may be changed to reduce the benefits that the Company hopes to achieve through the Reincorporation, or the costs of operating as a Nevada corporation may be increased, although the Company does not know of any such changes. The Reincorporation Agreement may be amended at any time prior to the effective time of the merger, either before or after the stockholders have voted to adopt the proposal, subject to applicable law. The Company will re-solicit stockholder approval of the Reincorporation if the terms of the Reincorporation Agreement are changed in any material respect.

 Dissenter’s Rights

Under Oklahoma law, you can require the company to purchase your stock because the stock is not listed on a national securities exchange or designated as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc. and does not otherwise qualify for any other exemption from appraisal rights under Oklahoma law. In order to be eligible for appraisal rights (i) you may not vote for the merger, and (ii) you must exercise and perfect your appraisal rights within strict time frames and using certain procedures prescribed by the Oklahoma General Corporation Act. These procedures are outlined below (see "Dissenter’s Right of Appraisal"). In addition, the complete text of the Oklahoma statute governing merger appraisal rights is attached as Exhibit D to this Proxy Statement.

 Tax Consequences of the Reincorporation

We believe that the merger will be a tax-free reorganization under Section 368 of the Internal Revenue Code of 1986, as amended. Accordingly, for federal income tax purposes, you should not recognize any gain or loss by reason of the merger. Each share of 3DIcon-Nevada's stock that you acquire by reason of the merger should have the same tax basis and the same holding period as the equivalent 3DIcon, Inc. stock from which such shares of 3DIcon Nevada stock were converted, provided that you hold such shares of 3DIcon Corporation stock as a capital asset on the date the merger is effected.

For federal income tax purposes, neither our company nor 3DIcon Nevada will recognize any gain or loss by reason of the merger. 3DIcon Nevada will generally succeed, without adjustment, to the tax attributes of 3DIcon Corporation. There should be no accounting consequences of the merger, as 3DIcon Nevada will succeed to the accounts and accounting methods of 3DIcon Corporation.

Tax provisions are complex and subject to change. This summary is included for general information only and does not purport to be a complete discussion of all of the possible federal tax consequences of the merger. No effort has been made here to summarize the treatment of the merger under the various tax laws of states to which our stockholders are subject. WE URGE YOU TO CONSULT YOUR OWN TAX ADVISOR AS TO THE SPECIFIC TAX CONSEQUENCES OF THE MERGER WITH RESPECT TO THE APPLICATION AND EFFECT OF YOUR OWN STATE, LOCAL AND FOREIGN INCOME AND OTHER TAX LAWS.

Costs of Reincorporation

We will pay all of the costs of reincorporation in Nevada, including distributing this Proxy Statement and the cost of exchanging certificates representing shares of 3DIcon Corporation for certificates representing shares of 3DIcon Nevada. We may also pay brokerage firms and other custodians for their reasonable expenses for forwarding information materials to the beneficial owners of our Common Stock. We do not anticipate contracting for other services in connection with the reincorporation.

DIFFERENCES BETWEEN OUR CHARTER PROVISIONS AND THOSE OF 3DICON NEVADA AND THE PROVISIONS OF NEVADA AND OKLAHOMA LAW

There are differences between our Articles of Incorporation and the proposed Amended and Restated Articles of Incorporation of 3DIcon Nevada and between Oklahoma's General Corporation Act, which currently governs our company, and the Nevada Private Corporations Law, will govern the surviving company, 3DIcon Nevada, following the reincorporation.  The following summary describes what the board of directors, with the advice of counsel, believes to be the most significant differences and similarities between our charter documents and 3DIcon Nevada's and between Oklahoma law and Nevada law that you should be aware of. This summary does not purport to be a complete description of such differences and similarities, or to give full effect to the provisions of statutory or common law. You should note that many provisions of Oklahoma's General Corporation Act and the Nevada Private Corporations Law may be subject to differing interpretations. The following is a summary only and may be incomplete in certain respects. The following discussion is not a substitute for direct reference to the statutes themselves or for professional interpretation of them. Accordingly, this summary is subject to, and qualified in its entirety by, reference to Oklahoma's General Corporation Act and the Nevada Private Corporations Law, and relevant case law, as currently in effect, and to 3Dicon Oklahoma's and 3DIcon Nevada’s respective charter documents.

SPECIAL MEETINGS OF STOCKHOLDERS

Oklahoma Law:

A special meeting of stockholders may be called by:

•	the corporation's board of directors; or

•	the person or persons authorized by the corporation's bylaws or Certificate of incorporation to call a special meeting.

Nevada Law:

A special meeting may be called by:

•	a corporation's board of directors;

•	the corporation's president; or

•	any other person specified in the charter or the bylaws.

Bylaws Comparison:

3DIcon Nevada's bylaws provide that a special meeting may be called by the Chairman of the board of directors, by the president or secretary at the request in writing of the majority of the board of directors, or by written request of one or more stockholders holding not less than majority of the issued and outstanding voting shares of the corporation or a meeting may be held at any time without notice upon unanimous consent of the stockholders. These provisions are the same as those in our bylaws.

INSPECTION OF STOCKHOLDER LIST

Oklahoma Law:

Stockholders in an Oklahoma corporation have the right to inspect and make copies of a corporation's stock ledger, stockholder list and other books and records during normal business hours upon written demand made under oath stating the purpose of the inspection, which purpose must be reasonably related to the person's interest as a stockholder. Stockholders also have the right to examine the books and records of a subsidiary if the corporation can obtain the records through the exercise of control over the subsidiary, unless the inspection will result in a breach of any agreement between the corporation or its subsidiary and any third party, or the subsidiary has a legal basis to deny access. If a corporation does not comply within applicable time periods, a court may summarily order compliance.

Nevada Law:

One or more persons who together hold of more than five (5%) percent of any class of stock of a Nevada corporation or who has been a stockholder of record of the corporation for more than six (6) months immediately preceding the demand, may inspect and copy the corporation's books of account and its stock ledger during usual business hours. If a corporation does not comply within applicable time periods, a court may summarily order compliance. It should be noted, however, that the right of inspection does not apply where a corporation, such as ours, is required to furnish its stockholders with detailed financial information or has filed all reports it is required to file under section 13 or 15(d) of the Securities Exchange Act.

Company Comparison:

Both our bylaws and those of 3DIcon Nevada do not provide for any right of inspection by its stockholders.

STOCKHOLDER CONSENT TO ACTION WITHOUT MEETING

Oklahoma Law:

Unless the Articles of Incorporation provide otherwise, stockholders may take any action by written consent signed by the holders of outstanding stock having not less than the minimum number of votes necessary to authorize the action at a meeting in which all shares entitled to vote were present. For a corporation whose stock is traded on a national securities exchange or registered under Section 12(g) of the Exchange Act of 1934 and which has 1,000 or more stockholders, the written consent must be signed by all stockholders.

Nevada Law:

Under Nevada law, any action requiring the vote of stockholders, may be taken without a meeting if a majority of the shares owned by stockholders entitled to vote on the matter consent in writing to the action proposed to be taken.

Company Comparison:

The by-laws of both companies permit action by written consent signed by the holders of outstanding stock having not less than the minimum number of votes necessary to authorize the action at a meeting in which all shares entitled to vote were present.

CUMULATIVE VOTING; PLURALITY ELECTION OF DIRECTORS

Oklahoma Law:

Oklahoma permits, but does not require, cumulative voting. Cumulative voting entitles each stockholder to have as many votes as there are persons to be voted for, and permits the holder to cast these votes for one candidate or any combination of two or more candidates.

Oklahoma Law provides that directors are elected by a plurality of votes (i.e., the director(s) receiving the most votes win). A majority of votes is not required in order to be elected.

Nevada Law:

Similarly, Nevada law permits, but does not require, cumulative voting. Election of directors is by a plurality of votes unless the charter of the corporation provides otherwise.

Company Comparison:

Both our Articles of Incorporation do not provide for cumulative voting rights in the election of directors. In addition, 3DIcon Nevada's Charter provides for election of directors by a plurality of votes. Accordingly, the holders of a majority of the outstanding voting power of our company can now elect all of our directors, and they will continue to be able to do so after the merger.

CLASSIFIED BOARD OF DIRECTORS

Oklahoma Law:

If provided for in a company's certificate of incorporation or bylaws, its board of directors may be divided into up to three classes who serve overlapping terms. If a corporation has a classified board, each year a successive class of directors is elected.

Nevada Law:

Articles of incorporation may provide for a classified board of directors, provided, however, that at least one-fourth of all such directors must be elected each year.

Company Comparison:

Neither our Articles of Incorporation, nor 3DIcon Nevada's Articles of Incorporation provide for a classified board.

AUTHORIZED NUMBER OF DIRECTORS

Oklahoma Law:

A corporation must have at least one director. The number of directors is determined as set forth in the bylaws, unless the Articles of Incorporation provide otherwise.

Nevada Law:

A corporation must have a minimum of one director, as provided in the charter. The number of directors may be changed as provided in the bylaws.

Company Comparison:

Our current Certificate of Incorporation and Bylaws currently provide for a board of not less than one director but no more than seven directors, giving the board the discretion to set the actual number of directors within these parameters.  3DIcon Nevada’s bylaws will provide for a board of not less than one director with the absolute number to be determined by the board.

QUORUM OF DIRECTORS

Oklahoma Law:

A majority of directors shall constitute a quorum unless the corporation's Articles of Incorporation or bylaws establish a higher or lower number. In no event may a quorum consist of fewer than one-third of the directors.

Nevada Law:

Unless a corporation's Articles of Incorporation or bylaws require a greater or lesser number, a majority of the directors then in office constitutes a quorum.

Company Comparison:

Our bylaws and 3DIcon Nevada's bylaws provide that a quorum is a majority of those directors in office.

REMOVAL OF DIRECTORS AND FILLING OF VACANCIES

Oklahoma Law:

Directors may be removed by a majority vote of the stockholders entitled to vote for the election of directors, with or without cause, unless the corporation's Articles of Incorporation provide that directors can only be removed for cause. However, directors serving on classified boards may only be removed for cause. If a corporation has cumulative voting and if less than the entire board is to be removed, a director may not be removed without cause if the votes cast against removal would be sufficient to elect such director if they were cumulatively voted at an election of the entire board of directors, or if the board is classified, at an election of the class of which such director is a part.

Unless a corporation's Articles of Incorporation provide otherwise, vacancies on the corporation's board, including a vacancy resulting from an increase in the number of directors, may be filled by stockholder vote or by a majority vote of the directors.

Nevada Law:

Directors may be removed by a two-thirds vote of the stockholders entitled to vote for the election of directors, with or without cause unless the corporation's Articles of Incorporation provide that directors can only be removed for cause. However, directors serving on classified boards may only be removed for cause. If a corporation has cumulative voting and if less than the entire board is to be removed, a director may not be removed without cause if the votes cast against removal would be sufficient to elect such director if they were cumulatively voted at an election of the entire board of directors, or if the board is classified, at an election of the class of which such director is a part.

Unless a corporation's Articles of Incorporation provide otherwise, vacancies may be filled by a majority of the board. In addition, unless provided otherwise, vacancies resulting from removal of a director may be filled by a majority of the remaining board members.

Company Comparison:

Our Articles of Incorporation do not provide that a director may be removed with or without cause, by a majority vote of the stockholders; therefore, we are subject to the removal provisions of the Oklahoma statute which provides that directors can be removed with or without cause by a majority vote of the stockholders entitled to vote for the election of directors.  3DIcon Nevada's Articles of Incorporation are silent on the issue and thus are governed by the provision of Nevada law permitting removal by two-thirds vote of the stockholders, with or without cause.

APPRAISAL RIGHTS

Oklahoma Law:

In the event of a merger or consolidation, stockholders who did not vote in favor of, or consent to the merger are, after compliance with statutory procedures, entitled to have a district court determine the fair value of their shares and to receive such fair value from the surviving company in exchange for their shares. However, stockholders are not entitled to appraisal rights if, the stockholder's shares are (i) listed on a national securities exchange or designated as a national market system security on an inter-dealer quotation system by the National Association of Securities Dealers, Inc., or (ii) held of record by more than 2,000 stockholders, unless the stockholders are required by the terms of the merger agreement to accept any thing other than any one or combination of the following:

•	shares of stock of the surviving corporation;

•
shares of stock of any other corporation that will be either not be listed on a national securities exchange or designated as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc., or held of record by more than two thousand holder; or

•	cash in lieu of fractional shares or fractional depository receipts.

Nevada Law:

Nevada Law permits a stockholder to demand and receive payment of the fair value of the holder's stock upon a merger or consolidation unless:

•
The stock is listed on a national securities exchange, is designated as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc., or is designated for trading on the NASDAQ Small Cap Market or the stock is traded in an organized market and has at least 2,000 stockholders and a market value of at last $20,000,000, exclusive of the value of such shares held by the corporation’s subsidiaries, senior executives, directors and beneficial stockholders owning more than 10 percent of such shares;

•	the stock is that of the successor in a merger (unless the merger alters the contract rights of the stock expressly set forth in the charter and the charter does not reserve the right to do so);

•
the stock is to be converted in whole or in part in the merger into something other than either stock in the successor or cash, scrip, or other rights or interests arising out of provisions for the treatment of fractional shares of stock of the successor);

•
the stockholder is not entitled to vote on the transaction (other than in connection with a merger of a parent and 90% owned subsidiary where no vote is required under section 92A.180 of the Nevada Private Corporations Law), or the stockholder did not own the stock on the record date for determining stockholders entitled to vote on the transaction;

•	the charter provides that the holders of the stock are not entitled to exercise the rights of an objecting stockholder; or

•
the stock is that of an open-end investment company registered with the Securities and Exchange Commission under the Investment Company Act of 1940 and the value placed on the stock in the transaction is its net asset value.

Company Comparison:

Stockholders in our company are entitled to receive appraisal rights under Oklahoma law in connection with our merger to reincorporate, and would also be entitled to receive such rights if we were already governed by Nevada law.

DIVIDENDS

Oklahoma Law:

Subject to any restrictions contained in its Articles of Incorporation, the board of directors may declare and pay dividends out of its surplus, or if there is no surplus, out of its net profits for the fiscal year in which the dividend is declared and/or its net profits for the preceding fiscal year. Dividends may not be declared and paid if the aggregate capital of the corporation becomes less than the aggregate capital represented by the issued and outstanding stock of all classes having a preference upon the distribution of assets, until such capital is repaired.

Nevada Law:

A corporation's board of directors may declare and pay dividends, unless after giving effect to the distribution (i) the corporation would not be able to pay its debts as they become due in the usual course of business, or (ii) the corporation's total assets would be less than the sum of the corporation's total liabilities plus amounts payable to stockholders having preferential rights to assets in the event of dissolution of the corporation.

Company Comparison:

Both our bylaws and those of 3DIcon Nevada permit dividends to be declared and paid to the extent permitted by law in the discretion of the board of directors. Dividends may be paid in cash, property of shares of our capital stock.

PURCHASE AND REDEMPTION OF STOCK

Oklahoma Law:

Every corporation may acquire, redeem or otherwise deal in its own stock, unless the capital of the corporation is impaired or when the purchase or redemption would cause an impairment; provided however, a corporation may purchase or redeem capital stock which is entitled to a preference upon any distribution of its assets or, if no shares entitled to a preference are outstanding, any of its own shares if such shares will be retired upon their acquisition and the capital of the corporation will be reduced.

Nevada Law:

A corporation may redeem or acquire its stock unless as a result, it would not be able to pay indebtedness as it becomes due in the usual course of business, or its total assets would be less than the sum of its total liabilities plus (unless the charter permits otherwise) the amount that would be needed to satisfy the preferential rights of stockholders holding stock with superior preferential rights to that being redeemed, if the corporation were dissolved at the time of the redemption.

AMENDMENTS TO CHARTER DOCUMENTS

Oklahoma Law:

In order to amend a corporation's Articles of Incorporation the board of directors must adopt a resolution setting forth the amendment and declaring its advisability. It must then be approved by a stockholders owning a majority of the stock entitled to vote, and if separate voting by class is required, a majority of such class.

Nevada Law:

Generally, in order to amend the corporation's Articles of Incorporation, the board of directors must adopt a resolution setting forth and declaring advisable the proposed amendment and directing that the proposed amendment be submitted to stockholders for a vote. The affirmative vote of a majority of all the votes entitled to be cast on the matter is required.

Company Comparison:

After the merger, in order to amend the articles of incorporation, a majority vote of the stockholders will still be required.

RELIANCE BY DIRECTORS

Oklahoma Law:

A member of the board of directors of a corporation or a member of any committee designed by the board of directors will, in the performance of his or her duties, be fully protected in relying in good faith upon the records of the corporation and upon such information, opinions, reports, or statements presented to the corporation by any of the corporation's officers or employees, or committees of the board of directors, or by any other person as to matters the member reasonably believes are within such other person's professional or expert competence and who has been selected with reasonable care by or on behalf of the corporation.

Nevada Law:

A director may rely on any information, report, or statement, including any financial statement or other financial data, prepared or presented by: (i) an officer or employee of the corporation whom the director reasonably believes to be reliable and competent in the matters presented, or (ii) a lawyer, certified public accountant, or other person, as to a matter which the director reasonably believes to be within the person's professional or expert competence. The director must act in good faith and he or she is not acting in good faith if he or she has any knowledge concerning the matter in question which would cause such reliance to be unwarranted.

LIMITATION ON LIABILITY AND INDEMNIFICATION OF DIRECTORS AND OTHER PERSONS

Oklahoma Law

A corporation may indemnify its present and former directors, officers, employees and agents, among others, if the person acted in good faith and in a manner the person reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe the conduct was unlawful. The corporation may advance indemnification expenses if it receives an undertaking by or on behalf of the indemnitee to repay the amount advance if it is ultimately determined that the person was not entitled to be indemnified.

Nevada Law:

A corporation may indemnify any director made a party to any proceeding by reason of service in that capacity unless it is established that the act or omission of the director was material to the matter giving rise to the proceeding and was committed in bad faith; was the result of active and deliberate dishonesty; or the director actually received an improper personal benefit in money, property, or services; or in the case of any criminal proceeding, the director had reasonable cause to believe that the act or omission was unlawful. The corporation may advance indemnification expenses if it receives an undertaking from the indemnittee to repay the advance if it is ultimately determined that such person's conduct did not meet the statutory standard required for indemnification.

Company Comparison:

Our Certificate of Incorporation and the Articles of Incorporation of 3DIcon Nevada obligate the respective companies to indemnify its directors and officers to the maximum extent permitted by law.

TRANSACTIONS WITH OFFICERS AND DIRECTORS

Oklahoma Law:

Contracts or transactions in which a director or officer of a corporation is financially interested are not automatically void or voidable, if(i) the director disclosed his or her interest to the board of directors, and after disclosure, the transaction was approved by a majority of disinterested directors, even if fewer than a quorum or the director disclosed his or her interest to the stockholders and, after disclosure, the transaction was approved by disinterested holders of a majority of shares entitled to vote on the matter; or (ii) the contract or transaction is fair as to the corporation as of the time it is authorized, approved or ratified, by the board of directors, a committee thereof, or the stockholders.

Nevada Law:

Under Nevada law, contracts or transactions in which a director or officer of a corporation is financially interested are not automatically void or voidable, (i) if the fact of the interest is disclosed or known by the board, and the board approves or ratifies the contract or transaction by an affirmative vote of a majority of disinterested directors, even if less than a quorum, or the interest is disclosed to the stockholders entitled to vote with respect to such contract or transaction and it is approved or ratified by a majority of stockholders other than the interested director or officer, or (ii) the contract or transaction is fair as to the corporation.

ANTI-TAKEOVER PROVISIONS

Oklahoma Law:

A "Control Share Acquisition" is an acquisition of shares which gives an acquiring person voting power falling within one of the following three categories: (i) one-fifth or more, but less than one-third of the voting power, (ii) one-third or more, but less than a majority of the voting power, or (iii) a majority or more of the voting power. Once a Control Share Acquisition is deemed to have occurred, the voting power of all of the Control Shares (i.e. the shares which are subject to the Control Share Acquisition Statute) is reduced to zero unless and until the potential acquirer files certain disclosures and the stockholders of the issuer approve a resolution restoring to the control shares the same voting rights they would have had before the Control Share Acquisition was deemed to have occurred, subject to certain exceptions.

Unless otherwise provided in a corporation's Articles of Incorporation or bylaws before a control share acquisition has occurred, in the event control shares are accorded full voting rights and the acquiring person has acquired control shares with a majority or more of all voting power, all stockholders of the issuing public corporation have dissenters' rights to receive the fair value of their shares.

Takeovers may also be deterred by Oklahoma's restriction on corporations engaging in business combinations with interested stockholders, i.e., stockholders who own more than 15% of the voting stock of the corporation. For three years following the date that a stockholder becomes an interested stockholder, a corporation and the interested stockholder may not engage in a business combination unless:

•	prior to the that time, the board of directors of the corporation approved either the business combination or the transaction which resulted in the person becoming an interested stockholder;

•
upon consummation of the transaction which resulted in the person becoming an interested stockholder, the interested stockholder owned at least eighty-five percent (85%) of the outstanding stock of the corporation at the time the transaction commenced;

•
at or subsequent to such time, the business combination is approved by the board of directors and authorized at an annual or special meeting of stockholders, and not by written consent, by the affirmative vote of at least two-thirds of the outstanding voting stock, which is not owned by the interested stockholder.

The provisions of Oklahoma law prohibiting business combinations with interested stockholders are not currently applicable to us, but would become so in the event that our common (or another class of our voting stock) is listed on a national securities exchange, authorized for quotation on the Nasdaq Stock Market, or held of record by 1,000 or more stockholders.

Nevada Law:

Under Nevada law, a control share acquisition is one in which a stockholder acquires: (i) one-tenth or more, but less than one-third of all voting power; (ii) One-third or more, but less than a majority of all voting power; or (iii) a majority or more of all voting power. Nevada's Control Share Act provides that control shares of a Nevada corporation acquired in a control share acquisition have no voting rights except to the extent approved by a vote of two-thirds of the votes entitled to be cast on the matter. Shares owned by the acquirer, by officers or by directors who are employees of the corporation are excluded from shares entitled to vote on the matter. The Control Share Act also does not apply to the voting rights of shares of stock if the acquisition of those shares has been approved or exempted by the charter or bylaws of the corporation or to shares acquired in a merger, consolidation, or share exchange in which the corporation is a party.

Nevada law prohibits certain business combinations (including a merger, consolidation, share exchange or, in certain circumstances, an asset transfer or issuance or reclassification of equity securities) between a Nevada corporation and any interested stockholder for five years after the interested stockholder becomes an interested stockholder. An "interested stockholder" is defined as any person that (i) owns 10% or more of the corporation's voting stock; or (ii) is an affiliate or associate of the corporation and was the owner of 10% or more of the corporation's voting stock at any time within the two-year period immediately prior to the date on which it is sought to be determined whether such person is an interested stockholder. A Nevada corporation may engage in a business combination with an interested stockholder under certain circumstances including circumstances in which, prior to the person becoming an interested stockholder, the corporation's board of directors approved the business combination with the interested stockholder or the transaction in which the person becomes an interested stockholder.

After the five-year period expires, any such business combination must be recommended by the board of directors of such corporation and approved by the affirmative vote of at least (i) 80% of the votes entitled to be cast by holders of outstanding shares of voting stock of the corporation, and (ii) two-thirds of the votes entitled to be cast by holders of voting stock of the corporation, other than shares held by the interested stockholder with whom the business combination is to be effected or held, unless, among other conditions, the corporation's common stockholders receive a minimum price for their shares and the consideration is received in cash or in the same form as previously paid by the interested stockholder for its shares.

Dissenter's Rights Of Appraisal

Under Oklahoma law, in the event of a merger or consolidation, stockholders who did not vote in favor of, or consent to the merger are, after compliance with statutory procedures, entitled to have a district court determine the fair value of their shares and to receive such fair value from the surviving company in exchange for their shares. However, stockholders are not entitled to appraisal rights if the stockholder's shares are (i) listed on a national securities exchange or designated as a national market system security on an inter-dealer quotation system by the National Association of Securities Dealers, Inc., or (ii) held of record by more than 2,000 stockholders, unless the stockholders are required by the terms of the merger agreement to accept anything other than any one or combination of the following:

•	shares of stock of the surviving corporation;

•
shares of stock of any other corporation that will be either not be listed on a national securities exchange or designated as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc., or held of record by more than two thousand holder; or

•	cash in lieu of fractional shares or fractional depository receipts.

Accordingly, appraisal rights are available in connection with our reincorporation by merger, and a summary of these procedures follows immediately below. The summary is qualified in its entirety by the text of the Oklahoma statute describing these rights, a copy of which is attached as Exhibit D to this Proxy Statement. All stockholders are urged to read the summary and the statute carefully. Failure to follow the procedures outlined therein can result in the loss of your appraisal right.

YOU ARE ENTITLED TO DISSENT FROM ANY OF THE ACTIONS DESCRIBED IN THIS PROXY STATEMENT OR TO DEMAND APPRAISAL OF YOUR SHARES AS A RESULT OF SUCH ACTIONS.

Appraisal Rights

If the merger is completed, our stockholders are entitled to appraisal rights under 18 O.S. § 1092 (“Section 1092”) of the Oklahoma General Corporation Act ("OGCA"), provided that they comply with the conditions established by Section 1092.

The discussion below is not a complete summary regarding a 3DIcon stockholder's appraisal rights under Oklahoma law and is qualified in its entirety by reference to the text of the relevant provisions of Oklahoma law, which are attached to this Proxy Statement as Exhibit D. Stockholders intending to exercise appraisal rights should carefully review Exhibit D. Failure to follow precisely any of the statutory procedures set forth in Exhibit D may result in a termination or waiver of these rights.

A record holder of shares of 3DIcon capital stock who makes the demand described below with respect to such shares, who continuously is the record holder of such shares through the effective time of the merger, who otherwise complies with the statutory requirements of Section 1092 and who neither votes in favor of the merger nor consents thereto in writing will be entitled to an appraisal by the Oklahoma State Court, of the fair value of his, her or its shares of 3DIcon capital stock in lieu of the consideration that such stockholder would otherwise be entitled to receive pursuant to the merger agreement. All references in this summary of appraisal rights to a "stockholder" or "holders of shares of 3DIcon capital stock" are to the record holder or holders of shares of 3DIcon capital stock. Except as described herein, stockholders of 3DIcon will not be entitled to appraisal rights in connection with the merger.

Under Section 1092, where a merger is to be submitted for approval at a meeting of stockholders, not fewer than 20 days prior to the meeting, a constituent corporation must notify each of the holders of its stock for whom appraisal rights are available that such appraisal rights are available and include in each such notice a copy of Section 1092. This Proxy Statement shall constitute such notice to the record holders of 3DIcon capital stock.

Stockholders who desire to exercise their appraisal rights must satisfy all of the conditions of Section 1092. Those conditions include the following:

•
Stockholders electing to exercise appraisal rights must not vote "for" the adoption of the merger agreement. Voting "for" the adoption of the merger agreement will result in the waiver of appraisal rights.

•
A written demand for appraisal of shares must be filed with 3DIcon before the taking of the vote on the merger. The written demand for appraisal should specify the stockholder's name and mailing address, and that the stockholder is thereby demanding appraisal of his or her 3DIcon capital stock. The written demand for appraisal of shares is separate from a vote against the merger agreement or an abstention from such vote. That is, failure to vote against, or abstain from voting on, the merger will not satisfy your obligation to make a written demand for appraisal.

•
A demand for appraisal must be executed by or for the stockholder of record, fully and correctly, as such stockholder's name appears on the stock certificate. If the shares are owned of record in a fiduciary capacity, such as by a trustee, guardian or custodian, this demand must be executed by or for the fiduciary. If the shares are owned by or for more than one person, as in a joint tenancy or tenancy in common, such demand must be executed by or for all joint owners. An authorized agent, including an agent for two or more joint owners, may execute the demand for appraisal for a stockholder of record. However, the agent must identify the record owner and expressly disclose the fact that, in exercising the demand, he is acting as agent for the record owner. A person having a beneficial interest in 3DIcon capital stock held of record in the name of another person, such as a broker or nominee, must act promptly to cause the record holder to follow the steps summarized below in a timely manner to perfect whatever appraisal rights the beneficial owners may have.

•
A stockholder who elects to exercise appraisal rights should mail or deliver his, her or its written demand to 3DIcon Corporation, 6804 South Canton Avenue, Suite 150, Tulsa Oklahoma 74136, Attention: Sidney Aroesty.

Within 10 days after the effective time of the merger, 3DIcon must provide notice of the effective time of the merger to all 3DIcon stockholders who have complied with Section 1092 and have not voted in favor of the adoption of the merger agreement.

Within 120 days after the effective time of the merger, either 3DIcon or any stockholder who has complied with the required conditions of Section 1092 may file a petition in the Oklahoma Court, with a copy served on 3DIcon in the case of a petition filed by a stockholder, demanding a determination of the fair value of the shares of all stockholders seeking to exercise appraisal rights. There is no present intent on the part of 3DIcon to file an appraisal petition, and stockholders seeking to exercise appraisal rights should not assume that 3DIcon will file such a petition or that 3DIcon will initiate any negotiations with respect to the fair value of such shares. Accordingly, holders of 3DIcon capital stock who desire to have their shares appraised should initiate any petitions necessary for the perfection of their appraisal rights within the time periods and in the manner prescribed in Section 1092.

Within 120 days after the effective time of the merger, any stockholder who has satisfied the requirements of Section 1092 will be entitled, upon written request, to receive from 3DIcon a statement setting forth the aggregate number of shares of 3DIcon Common Stock and 3DIcon convertible preferred stock not voting in favor of the adoption of the merger agreement and with respect to which demands for appraisal were received by 3DIcon and the aggregate number of holders of such shares. Such statement must be mailed within 10 days after the stockholder's request has been received by 3DIcon or within 10 days after the expiration of the period for the delivery of demands as described above, whichever is later.

If a petition for an appraisal is timely filed and a copy thereof is served upon 3DIcon, 3DIcon will then be obligated, within 20 days after service, to file in the office of the Oklahoma court a duly verified list containing the names and addresses of all stockholders who have demanded an appraisal of their shares and with whom agreements as to the value of their shares have not been reached. After notice to stockholders, as required by the Oklahoma Court, at the hearing on such petition, the Oklahoma Court will determine which stockholders are entitled to appraisal rights. The Oklahoma Court may require the stockholders who have demanded an appraisal for their shares and who hold stock represented by certificates to submit their certificates of stock to the Oklahoma Court for notation thereon of the pendency of the appraisal proceedings; and if any stockholder fails to comply with such direction, the Oklahoma Court may dismiss the proceedings as to such stockholder. Where proceedings are not dismissed, the Oklahoma Court will appraise the shares of 3DIcon capital stock owned by such stockholders, determining the fair value of such shares exclusive of any element of value arising from the accomplishment or expectation of the merger, together with a fair rate of interest, if any, to be paid upon the amount determined to be the fair value.

Although the board of directors of 3DIcon believes that the merger consideration is fair, no representation is made as to the outcome of the appraisal of fair value as determined by the Oklahoma Court, and stockholders should recognize that such an appraisal could result in a determination of a value higher or lower than, or the same as, the consideration they would receive pursuant to the merger agreement. Moreover, 3DIcon does not anticipate offering more than the merger consideration to any stockholder exercising appraisal rights and reserves the right to assert, in any appraisal proceeding, that, for purposes of Section 1092, the "fair value" of a share of 3DIcon capital stock is less than the merger consideration. In determining "fair value," the Oklahoma Court is required to take into account all relevant factors. The cost of the appraisal proceeding, which does not include attorneys' or experts' fees, may be determined by the Oklahoma Court and taxed against the dissenting stockholder and/or 3DIcon as the Oklahoma Court deems equitable under the circumstances. Each dissenting stockholder is responsible for his or her attorneys' and expert witness expenses, although, upon application of a dissenting stockholder, the Oklahoma Court may order that all or a portion of the expenses incurred by any dissenting stockholder in connection with the appraisal proceeding, including without limitation, reasonable attorneys' fees and the fees and expenses of experts, be charged pro rata against the value of all shares of stock entitled to appraisal.

Any stockholder who has duly demanded appraisal in compliance with Section 1092 will not, after the effective time of the merger, be entitled to vote for any purpose any shares subject to such demand or to receive payment of dividends or other distributions on such shares, except for dividends or distributions payable to stockholders of record at a date prior to the effective time of the merger.

At any time within 60 days after the effective time of the merger, any stockholder will have the right to withdraw his, her or its demand for appraisal and to accept the terms offered in the merger agreement. After this period, a stockholder may withdraw his, her or its demand for appraisal and receive payment for his, her or its shares as provided in the merger agreement only with the consent of 3DIcon. If no petition for appraisal is filed with the court within 120 days after the effective time of the merger, stockholders' rights to appraisal, if available, will cease. Inasmuch as 3DIcon has no obligation to file such a petition, any stockholder who desires a petition to be filed is advised to file it on a timely basis. Any stockholder may withdraw such stockholder's demand for appraisal by delivering to 3DIcon a written withdrawal of his, her or its demand for appraisal and acceptance of the merger consideration, except (i) that any such attempt to withdraw made more than 60 days after the effective time of the merger will require written approval of 3DIcon and (ii) that no appraisal proceeding in the Oklahoma Court shall be dismissed as to any stockholder without the approval of the Oklahoma Court, and such approval may be conditioned upon such terms as the Oklahoma Court deems just.

Failure by any 3DIcon stockholder to comply fully with the procedures described above and set forth in Exhibit D to this Proxy Statement may result in termination of such stockholder's appraisal rights. In view of the complexity of exercising appraisal rights under Oklahoma law, any 3DIcon stockholder considering exercising these rights should consult with legal counsel.

Required Vote

Assuming the presence of a quorum at the Annual Meeting, the affirmative vote of a majority of Common Stock present at the meeting and entitled to vote on each matter is required to ratify the Reincorporation.

Recommendation of the Board

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE REINCORPORATION.

PROPOSAL NO. 2

REVERSE STOCK SPLIT OF THE COMMON STOCK OF THE COMPANY

On September 1, 2011, the Board, believing it to be in the best interest of the Company and its stockholders, approved a proposal giving the Board the option to amend the Company’s Articles of Incorporation (the “Reverse Split Amendment”) to effect a reverse stock split of the Company’s Common Stock in a ratio in the range between 1-for-15 and 1-for-35 and recommended that the Reverse Split Amendment be submitted to its stockholders for approval.  Depending on the outcome of Proposal No. 1 and upon stockholder approval of this Proposal No. 2, the Board shall elect to implement the reverse stock split at one of the approved ratios and file the amendment to the Company’s Articles of Incorporation with the Secretary of State of Nevada, or in the event the Reincorporation is not approved or abandoned with the Secretary of State of Oklahoma.

If the Board elects to implement the reverse stock split at one of the approved ratios, it will be authorized to do so, until April 30, 2012.  In determining which of the alternative reverse stock split ratios to implement, if any, the Board may consider, among other things, factors such as:

•	Anticipated future issuances of Common Stock as a result of the exercise of outstanding warrants and/or the conversion of outstanding convertible debentures;

•	The historic trading price and trading volume of the Common Stock;

•	The anticipated impact of the reverse stock split; and

•	Prevailing general market and economic conditions.

 Reasons for the Reverse Split

The Company believes that the Company presently has outstanding an exceedingly large number of shares of Common Stock.  It is anticipated that the reverse stock split, if implemented, will (i) reduce the total number of outstanding shares of Company Common Stock to a more customary range for public companies, and (ii) allow the Company’s Common Stock to trade at a higher per-share price.  With the Company’s Common Stock recently trading as low as $0.01 per share, relatively small moves in absolute terms in the per-share trading price of our Common Stock translates into disproportionately large swings in the trading price on a percentage basis.  The Company believes that these swings tend to bear little, if any, relationship to the Company’s financial condition and results of operations and may negatively affect the price of the Company’s Common Stock.  Furthermore, the Company believes that an increase in the per-share trading price may enhance the acceptability and marketability of our Common Stock to the financial community and investing public.

Specifically, increased restrictions by clearing firms are making it more difficult for penny stocks to be deposited in brokerage accounts.  Difficulty depositing stocks makes it difficult for the Company to continue to raise capital as investors are wary of investing in a company whose stocks can’t be easily deposited into brokerage accounts.  The Company believes that a reverse split will cause our Common Stock to trade at a higher price and, as a result, our Common Stock will not encounter the increased clearing firm restrictions leveled on penny stocks.  No assurance can be given, however, that the market price of the Common Stock will rise in proportion to the reduction in the number of outstanding shares resulting from the reverse stock split. The new stock issued pursuant to the reverse stock split will be fully paid and non-assessable. All new shares will have the same par value, voting rights and other rights as the Common Stock.

 Potential Effects of a Reverse Stock Split

The immediate effect of a reverse stock split will be to reduce the number of shares of the Company’s Common Stock outstanding.  The Company also believes that the reverse split will increase the trading price of the Common Stock.  There is, however, no assurance that a reverse stock split will increase the trading price of the Company’s Common Stock or increase the trading price on a permanent basis.  Furthermore, any increase in price may not be proportionate the reduction in the number of outstanding shares of common stock, which could cause a decrease in the Company’s aggregate market capitalization.

The decrease in the number of shares of Common Stock outstanding could decrease the liquidity of our Common Stock.  In addition, the reverse stock split will likely increase the number of Company stockholder owning “odd-lots” (that is holdings of less than 100 shares).  Stockholders owing odd-lots typically experience an increase in the per-share cost of selling shares and may also experience increased difficulty in selling the shares that are an odd-lot.  For example, brokerage commissions are typically higher for sales of odd-lots.

If a reverse stock split is implemented, each Company stockholder holding shares of Common Stock will own a smaller number of shares than they currently own.  The reverse stock split, if implemented, would not, however, affect any stockholder’s percentage ownership interest in the Company or proportionate voting power, except to a minor extent due to the handling of fractional shares.  Each outstanding share of Common Stock would still be entitled to one vote.

Effect on other Outstanding Securities

In addition, the Company would adjust all outstanding convertible debentures, warrants and other Company securities entitling their holders to purchase or obtain shares of Common Stock as a result of the reverse stock split, if and to the extent required by the terms of those securities.  These adjustments may include adjustments to the number of shares of Common Stock that may be obtained upon exercise or conversion of the securities, the applicable exercise or purchase price as well as other adjustments.  The reverse stock split would not affect any of the rights currently accruing to holders of the Company’s Common Stock or other securities convertible into the Company’s Common Stock.

 Effect on Par Value and Stated Capital; Other Accounting Adjustments

The reverse stock split, if implemented, would not affect the par value of the Company’s Common Stock, which will remain at $0.0002.  If implemented, the reverse stock split will reduce the stated capital on the Company’s balance sheet.  The stated capital is equal to the number of shares outstanding multiplied by the par value.  In addition, the Company’s additional paid-in capital reflected on its balance sheet will increase by the amount by which the stated capital is reduced.  The stockholders’ equity will, in the aggregate remain unchanged.  On a historic basis, the Company’s earnings per share data will have to be adjusted to reflect the reverse split.  The Company anticipates that other changes to the Company’s financial statements to reflect the reverse stock split, if any, will be minimal.

 Not a First Step in a Going Private Transaction; No Intent to Terminate Registration

The reverse stock split, if implemented, is not a first step in a “going private transaction” and will not trigger compliance by the Company with Rule 13e-3 of the Exchange Act.  In addition, the Board of Directors does not anticipate that the reverse stock split, if implemented, will lead the Company to otherwise change its status as a reporting company for federal securities law purposes.

 Fractional Shares

The Company does not currently intend to issue fractional shares in connection with the reverse stock split. Therefore, the Company does not expect to issue certificates representing fractional shares. Stockholders who would otherwise hold fractional shares because the number of shares of Common Stock they hold before the reverse stock split is not evenly divisible by the split ratio ultimately selected by our Board of Directors will be entitled to receive cash (without interest or deduction) in lieu of such fractional shares from our transfer agent, upon receipt by our transfer agent of a properly completed and duly executed transmittal letter and, where shares are held in certificated form, the surrender of all Certificates representing shares, in an amount equal to the proceeds attributable to the sale of such fractional shares following the aggregation and sale by our transfer agent of all fractional shares otherwise issuable. The ownership of a fractional share interest will not give the holder any voting, dividend or other rights, except to receive the above-described cash payment. The Company will be responsible for any brokerage fees or commissions related to the transfer agent's selling in the open market shares that would otherwise be fractional shares.

Stockholders should be aware that, under the escheat laws of various jurisdictions, sums due for fractional interests that are not timely claimed after the reverse stock is effected may be required to be paid to the designated agent for each such jurisdiction, unless correspondence has been received by the Company or the Company’s transfer agent concerning ownership of such funds within the time permitted in such jurisdiction. Thereafter, if applicable, stockholders otherwise entitled to receive such funds, but who do not receive them due to, for example, their failure to timely comply with our transfer agent's instructions, will have to seek to obtain such funds directly from the state to which they were paid.

Procedure for Effecting the Reverse Stock Split and Exchange of Stock Certificates

Whether to implement a reverse stock split, including any related reduction in the number of authorized shares of Common Stock, the timing thereof and the reverse stock split ratio and the amount by which the authorized number of shares of Common Stock will be reduced, will be determined by the Board in its discretion.  The Board may elect to implement the reverse stock split at any time before April 30, 2012.  The reverse stock split would be implemented by filing an appropriate amendment to the Company’s Articles of Incorporation and the reverse stock split would become effective on the date the amendment is accepted by the Nevada Secretary of State or in the event that the Reincorporation is not approved or abandoned the Oklahoma Secretary of State.  The Board maintains the discretion to determine whether or not to affect the reverse stock split as well as to fix the reverse split ratio within the approved range.

As of the effective date of the reverse stock split, each certificate representing shares of the Company’s Common Stock before the reverse stock split would be deemed, for all corporate purposes, to evidence ownership of the reduced number of shares of Common Stock resulting from the reverse stock split, except that holders of unexchanged certificates would not be entitled to receive any dividends or other distributions payable by the Company with respect to the shares of Common Stock represented by the unexchanged certificate until the old stock certificate is surrendered for exchange.

The Company’s transfer agent will act as the exchange agent for purpose of implementing the exchange of stock certificates.  As soon as practicable after the effective date of any reverse stock split, record holders of the Company’s Common Stock will be notified of the reverse split.  Stockholders of record will receive a letter of transmittal requesting them to surrender their old stock certificates for stock certificates reflecting the adjusted number of shares as a result of the reverse stock split.  Persons holding their shares of Company Common Stock in brokerage accounts or in “street name” will not be required to do anything to effect the exchange of stock certificates.  No new certificates will be issued to any holder of Company Common Stock until the stockholder has surrendered the stockholder’s outstanding certificates together with the properly completed and executed letter of transmittal to the Company’s transfer agent.  Until surrender, each certificate representing share of Common Stock will continue to be valid and will represent the adjusted number of shares based on the exchange ratio of the reverse split.

Any stockholder whose certificate(s) for Company Common Stock have been lost, destroyed, or stolen will be entitled to receive a new certificate represent shares of Common Stock (on a post-split basis) only after complying with the requirements that the Company and the Company’s transfer agent have with respect to lost, destroyed or stolen stock certificates.

Any stockholders holding shares of Common Stock electronically in book-entry form with the Company’s transfer agent do not need to take any action to exchange their pre-split shares of Common Stock for post-split shares of Common Stock; the exchange will be made automatically.

No service charges, brokerage commissions or transfer taxes should be payable by any holder of the Company’s Common Stock in connection with the exchange of stock certificates, except that a new certificate is to be issued in a name other than the name appearing on the old stock certificate, the person requesting the issuance will be required to pay any applicable transfer taxes or establish to the Company’s satisfaction that any such taxes have been paid or are not payable, the transfer complies with all applicable state and federal securities laws, and the surrendered certificate is properly endorse and otherwise in proper form for transfer.

STOCKHOLDERS SHOULD NOT DESTROY ANY STOCK CERTIFICATE REPRESENTING SHARES OF COMMON STOCK AND SHOULD NOT SUBMIT ANY CERTIFICATES UNTIL THE STOCKHOLDER IS REQUESTED TO DO SO IN WRITING AND RECEIVE A TRANSMITTAL LETTER FROM THE COMPANY’S TRANSFER AGENT.

Federal Income Tax Consequences

The following is a summary of material federal income tax consequences of the reverse stock split and does not purport to be complete. It does not discuss any state, local, foreign or minimum income or other tax consequences. Also, it does not address the tax consequences to holders that are subject to special tax rules, including banks, insurance companies, regulated investment companies, personal holding companies, foreign entities, nonresident alien individuals, broker-dealers and tax-exempt entities. The Company has based this discussion on the provisions of the United States federal income tax law as of the date of this information statement, which are subject to change retroactively as well as prospectively. This summary also assumes that stockholders hold the shares as a capital asset, as defined in the Internal Revenue Code of 1986 (the “Code”) (generally, property held for investment). The tax treatment of a stockholder may vary depending upon the particular facts and circumstances of the stockholder. The Company urges each stockholder to consult with the stockholder’s own tax advisor with respect to the consequences of the reverse stock split.

The reverse stock split is intended to constitute a reorganization within the meaning of Section 368 of the Code. Assuming the reverse stock split qualifies as a reorganization, no gain or loss will be recognized by the Company as a result of the reverse stock split.

A holder of the pre-reverse stock split shares who receives only post-reverse stock split shares, in exchange for his or her shares, generally will not recognize gain or loss on the reverse stock split, the aggregate tax basis of the post-reverse stock split shares received will be equal to the aggregate tax basis of the pre-reverse stock split shares exchanged therefore, and the holding period of the post-reverse stock split shares received will include the holding period of the pre-reverse stock split shares exchanged.

The Company’s beliefs regarding the tax consequence of the reverse stock split are not binding upon the Internal Revenue Service or the courts, and there can be no assurance that the Internal Revenue Service or the courts will accept the positions expressed above. The state and local tax consequences of the reverse stock split may vary significantly as to each stockholder, depending upon the state in which he or she resides.

The Company has not sought, and will not seek, any ruling from the IRS or an opinion of the counsel with respect to the tax matters discussed in this Information Statement.  Each holder of Company Common Stock should consult his or her own tax advisor with respect to the particular tax consequences to him or her of the reverse split.

Anti-Takeover Effect of the Reverse Stock Split and the Decrease in Authorized Number of Shares of Common Stock.

The reverse stock split is not expected to provide any anti-takeover effect.  The reverse stock split will not have any impact on the relative voting rights of the holders of the Company’s Common Stock (other than the minimal impact resulting from the handling of fractional shares).  As a result, the reverse stock split does not, by itself, have an anti-takeover effect.

While the unchanged number of authorized shares of Common Stock is not intended to have an anti-takeover effect, it could allow the Company’s Board of Directors to make it more difficult to gain control of the Company since the additional shares could be issued to purchasers that support the then-current management team and are opposed to the proposed takeover.  While the reduction in the authorized number of shares of Common Stock may have an anti-takeover effect, it is not intended to do so and the Company is not aware of any specific effort or perceived threat of a takeover.

Required Vote

Assuming the presence of a quorum at the Annual Meeting, the affirmative vote of a majority of Common Stock present at the meeting and entitled to vote on each matter is required to approve the amendment to the Company’s Articles of Incorporation to effect a reverse stock split of the Company’s issued and outstanding Common Stock.

Recommendation of the Board

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE AMENDMENT OF THE COMPANY’S ARTICLES OF INCORPORATION TO EFFECT A REVERSE STOCK SPLIT.

PROPOSAL NO. 3

RATIFY THE APPOINTMENT OF HOGANTAYLOR LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR OUR FISCAL YEAR ENDING DECEMBER 31, 2011

The Audit Committee has selected the firm, HoganTaylor, LLP an independent registered public accounting firm, as our auditors for the fiscal year ending December 31, 2011, subject to ratification of such selection by the stockholders.

The selection of our independent registered public accounting firm is not required to be submitted to a vote of our stockholders for ratification.  However, we are submitting this matter to the stockholders as a matter of good corporate governance.  Even if the appointment is ratified, the Board may, in its discretion, appoint a different independent registered public accounting firm at any time during the year if they determine that such a change would be in the best interests of the Company and its stockholders.  If the appointment is not ratified, the Board will consider its options.

Representatives of HoganTaylor, LLP are not expected to be present at the Annual Meeting.

Audit Fees

The aggregate fees billed by HoganTaylor, LLP for the audit of our annual financial statements, review of financial statements included in the quarterly reports and other fees that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for the fiscal years ended December 31, 2010 and 2009 were $77,000 and $67,415, respectively.

Audit-Related Fees

The aggregate fees billed by HoganTaylor, LLP for assurance and advisory services that were related to the performance of the audit or review of our financial statements for the fiscal years ended December 31, 2010 and 2009 were $0 and $0, respectively.

Tax Fees

The aggregate fees billed for professional services rendered by HoganTaylor, LLP for tax compliance, tax advice and tax planning for the fiscal years ended December 31, 2010 and 2009 were $0 and $0, respectively.

All Other Fees

The aggregate fees billed for products and services provided by HoganTaylor, LLP for the fiscal years ended December 31, 2010 and 2009 were $0 and $0, respectively.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Auditors

The Audit Committee's policy is to pre-approve all audit and permissible non-audit services provided by the independent auditors. These services may include audit services, audit-related services, tax services and other services. Pre-approval is generally provided for up to one year and any pre-approval is detailed as to the particular service or category of services and is generally subject to a specific budget. The independent auditors and management are required to periodically report to the Board regarding the extent of services provided by the independent auditors in accordance with this pre-approval, and the fees for the services performed to date. The Board may also pre-approve particular services on a case-by-case basis.

Required Vote

Assuming the presence of a quorum at the Annual Meeting, the affirmative vote of a majority of Common Stock present at the meeting and entitled to vote on each matter is required to ratify the appointment of HoganTaylor, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December, 31, 2011.

Recommendation of the Board

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE APPOINTMENT OF HOGANTAYLOR, LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2011.

PROPOSAL NO. 4

ELECTION OF DIRECTORS

 Nominees for Director

Three (3) Directors are to be elected at the Annual Meeting to serve until the 2012 Annual Meeting.  If for some unforeseen reason one or more of the nominees is not available as a candidate for director, the Proxies may be voted for such other candidate or candidates as may be nominated by the Board.

The following table sets forth the positions and offices presently held with the Company by each nominee, his age as of the Record Date, and the year in which he became a director. Proxies not marked to the contrary will be voted in favor of each such nominee's election. The Board recommends a vote FOR all nominees.

Name	Age	Position with the Company	Director Since
Martin Keating	70	Director	August 1998

John O’Connor	56	Director	October 2006

Victor F. Keen	70	Director	November 2007

The following is a summary of the biographical information of our director-nominees:

Martin Keating, the founder of the Company, was Chief Executive Officer of the Company and Chairman of the Board from 1998 through May 2011.  Mr. Keating is currently a member of the Board.  Previously, Mr. Keating organized and managed private placement limited partnerships, ranging from real estate development to motion picture financing. Mr. Keating was also general counsel and director of investor relations for CIS Technologies, then a NASDAQ company. Mr. Keating is an attorney licensed to practice law in Oklahoma and Texas.

John O'Connor has been a director of the Company since October 2006. On May 12, 2011, the Company appointed John O’Connor to the position of Co-Chairmen of the Board.  Since 1981, Mr. O'Connor has practiced law in Oklahoma, concentrating in the areas of corporate and commercial law. Mr. O'Connor served as President of the law firm of Newton, O'Connor, Turner & Ketchum from 2001 to 2005 and has served as its Chairman from 2001 to present.

Victor F. Keen was appointed to the Board in November 2007. On May 12, 2011, the Company appointed Victor F. Keen to the position of Co-Chairmen of the Board.  Until March 1, 2007, Mr. Keen served as the chair of the Tax Practice Group at Duane Morris. He is currently of counsel to the firm. Mr. Keen has served on the Board of Research Frontiers, Inc. ("Research Frontiers") for over 10 years. He has been chair of the compensation committee of Research Frontiers for the last five years.

The Board believes that each of the Company’s director-nominees is highly qualified to serve as a member of the Board. Each of the director-nominees has contributed to the mix of skills, core competencies and qualifications of the Board.  Our director-nominees are highly educated and have diverse backgrounds and talents and extensive track records of success in what we believe are highly relevant positions.

Term of Office

The directors elected would serve until the annual meeting of stockholders in 2012 and until their respective successors have been elected and have qualified, or until their earlier resignation, removal or death.

Required Vote

Assuming the presence of a quorum at the Annual Meeting, the affirmative vote of a majority of Common Stock present at the meeting and entitled to vote on each matter is required to elect the directors.

Recommendation of the Board

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE ELECTION OF ALL THE ABOVE DIRECTOR NOMINEES.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of September 9, 2011, certain information with respect to the beneficial ownership of our Common Stock by each stockholder known by us to be the beneficial owner of more than 5% of our Common Stock and by each of our current directors and executive officers. Each person has sole voting and investment power with respect to the shares of Common Stock, except as otherwise indicated.

Under the rules of the Securities and Exchange Commission, a person is deemed to be a beneficial owner of a security if that person has or shares voting power, which includes the power to vote or direct the voting of the security, or investment power, which includes the power to vote or direct the voting of the security. The person is also deemed to be a beneficial owner of any security of which that person has a right to acquire beneficial ownership within 60 days. Under the Securities and Exchange Commission rules, more than one person may be deemed to be a beneficial owner of the same securities, and a person may be deemed to be a beneficial owner of securities as to which he or she may not have any pecuniary beneficial interest.

Shares of Common Stock which an individual or group has a right to acquire within 60 days pursuant to the exercise or conversion of options are deemed to be outstanding for the purpose of computing the percentage ownership of such individual or group, but are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person shown in the table. The applicable percentage of ownership at September 9, 2011 is based on 1,167,988,693 shares issued and outstanding.

Name of Beneficial Owner (1)	Number of Shares Beneficially Owned	Class of Stock	Percentage Outstanding (2)
Martin Keating(3)	82,215,474	Common	7.04%
Victor F. Keen	158,859,668	Common	13.6%
John O’Connor (4)	55,798,289	Common	4.78%
Sid Aroesty (5)	2,000,000	Common	0.17%

All Directors and Officers as a group (4 persons)	298,873,431	Common	25.59%

Golden State Investors, Inc.	30,500,000	Common	2.61%
University of Oklahoma	63,264,707	Common	5.42%

(1)	Unless otherwise indicated, the address of each beneficial owner listed below is c/o 3DIcon Corporation, 6804 South Canton Avenue, Suite 150, Tulsa, Oklahoma 74136.
(2)
Applicable percentage ownership is based on 1,167,988,693 shares of Common Stock outstanding as of September 9, 2011. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Options to acquire shares of Common Stock that are currently exercisable or exercisable within 60 days of September 9, 2011 are deemed to be beneficially owned by the person holding such securities for the purpose of computing the percentage of ownership of such person, but are not treated as outstanding for the purpose of computing the percentage.

(3)	Represents (i) 67,985,452 shares of Common Stock owned by Mr. Keating and (ii) 14,230,022 shares of Common Stock owned by Mr. Keating's wife, Judy Keating.
(4)
Represents (i) 110,000 shares of Common Stock owned by Mr. O'Connor and (ii) 100,000 shares of Common Stock owned by the John M. and Lucia D. O'Connor Revocable Living Trust over which Mr. O'Connor has voting and investment control and, (iii) 21,672,186 shares owned by Newton O’Connor & Ketchum (“NOTK”), a corporation of which Mr. O’Conner is partial owner and (vi) 33,916,103 options owned by Mr. O'Connor or NOTK.

(5)	Represents 2,000,000 shares of Common Stock issuable upon the exercise of stock options.

DIRECTORS AND EXECUTIVE OFFICERS

The following table sets forth the names and ages of the members of the Board and our executive officers and the positions held by each. There are no family relationships among any of our Directors and Executive Officers.

Name	Age	Position with the Company
Sid Aroesty (1)	64	Chief Executive Officer

Hakki Refai	42	Chief Technology Officer

Martin Keating	70	Director

John O’Connor (2)	56	Director

Victor F. Keen (2)	70	Director

(1)	On June 13, 2011, the Company entered into an employment agreement with Sid Aroesty, pursuant to which Mr. Aroesty began serving as the Company’s Chief Executive Officer, effective June 13, 2011.
(2)	Effective as of May 12, 2011, the Company appointed Victor Keen and John O’Connor to the positions of Co-Chairmen of the Board.

Significant Employees

We had 3 full-time employees as of September 9, 2011, Sid Aroesty, Chief Executive Officer, Dr. Hakki Refai, Chief Technology Officer, and Ms. Judith Keating, Company Secretary and Director of Investor Relations. None of our employees are covered by a collective bargaining agreement. We consider relations with our employees to be good.

Family Relationships

There are no family relationships among our directors, executive officers, or persons nominated to become directors or executive officers.

Involvement in Certain Legal Proceedings

During the past five years, none of our directors, persons nominated to become directors, executive officers, promoters or control persons:

•	was a general partner or executive officer of any business against which any bankruptcy petition was filed, either at the time of the bankruptcy or two years prior to that time;

•	was convicted in a criminal proceeding or named subject to a pending criminal proceeding (excluding traffic violations and other minor offenses);

•
was subject to any order, judgment or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities or banking activities; or

•
was found by a court of competent jurisdiction (in a civil action), the Securities and Exchange Commission or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended or vacated.

The Company is not a party to any pending legal proceeding, nor is our property the subject of a pending legal proceeding, that is not in the ordinary course of business or otherwise material to the financial condition of our business. None of our directors, officers or affiliates is involved in a proceeding adverse to our business or has a material interest adverse to our business.

TRANSACTIONS WITH RELATED PERSONS, PROMOTERS, AND CERTAIN CONTROL PERSONS

Other than as set forth below, during the last two fiscal years there have not been any relationships, transactions, or proposed transactions to which 3DIcon was or is to be a party, in which any of the directors, officers, or 5% or greater stockholders (or any immediate family thereof) had or is to have a direct or indirect material interest.

3DIcon has engaged the law firm of Newton, O'Connor, Turner & Ketchum as its outside corporate counsel from 2005 through 2008. John O'Connor, a director of 3DIcon, is the Chairman of Newton, O'Connor, Turner & Ketchum.

Procedures for Approval of Related Party Transactions

Our Board is charged with reviewing and approving all potential related party transactions.  All such related party transactions must then be reported under applicable SEC rules. We have not adopted other procedures for review, or standards for approval, of such transactions, but instead review them on a case-by-case basis.

DIRECTOR INDEPENDENCE

Of the members of the Company's Board of Directors, Victor F. Keen is considered to be independent under the listing standards of the Rules of NASDAQ set forth in the NASDAQ Manual.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS; ANNUAL MEETING ATTENDANCE

Audit Committee

On February 25, 2008, the Board created an Audit Committee comprising of Mr. Victor Keen.  Our Board has determined that it has an Audit Committee “financial expert” as defined by Item 401(h) of Regulation S-K as promulgated by the SEC. Our Audit Committee financial expert is Victor Keen.

Compensation Committee

On February 25, 2008, the Board created a Compensation Committee comprising of Mr. Victor Keen.

Nomination and Corporate Governance Committee

On February 25, 2008, the Board created the Nominations and Corporate Governance Committee comprising of Mr. Victor Keen.

Board Meetings

The Board and its committees held the following number of meetings during the fiscal year of 2010:

Board of Directors	6
Audit Committee	5
Compensation Committee	4
Nominating Committee	0

The meetings include meetings that were held by means of a conference telephone call, but do not include actions taken by unanimous written consent, which amounted to one such action.

Each director attended at least 75% of the total number of meetings of the Board and those committees on which he served during the year.

BOARD LEADERSHIP STRUCTURE AND ROLE IN RISK OVERSIGHT

Our Board of Directors receives and reviews periodic reports from management, auditors, legal counsel, and others, as considered appropriate regarding our Company's assessment of risks. Our Board of Directors focuses on the most significant risks facing our Company and our Company's general risk management strategy, and also ensure that risks undertaken by us are consistent with the Board's appetite for risk. While the Board oversees our Company's risk management, management is responsible for day-to-day risk management processes. We believe this division of responsibilities is the most effective approach for addressing the risks facing our company and that our board leadership structure and role in risk oversight is effective.

STOCKHOLDER COMMUNICATIONS

Stockholders who wish to communicate with the Board or with specified members of the Board should do so by sending any communication to 3DICON Corporation, 6804 South Canton Avenue, Suite 150, Tulsa, OK 74136, Attention: Chief Executive Officer

Any such communication should state the number of shares beneficially owned by the stockholder making the communication. Our Chief Executive Officer will forward such communication to the full Board or to any individual member or members of the Board to whom the communication is directed, unless the communication is unduly hostile, threatening, illegal or similarly inappropriate, in which case the Chief Executive Officer has the authority to discard the communication or take appropriate legal action regarding the communication.

EXECUTIVE COMPENSATION

The following information is furnished for the years ended December 31, 2010 and December 31, 2009 for our principal executive officer and the two most highly compensated officers other than our principal executive officer who was serving as such at the end of our last completed fiscal year:

SUMMARY COMPENSATION TABLE
Name & Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)		Change in Pension Value and Non-Qualified Deferred Compensation Earnings ($)		All Other Compensation ($)		Total ($)
Sid Aroesty	2010	$0	$-	$-	$-		$-		$-		$-	$-
CEO (1)	2009	$0	$-	$-	$-		$-		$-		$-	$-

Martin Keating	2010	$144,000	$-	$-	$-		$-		$-		$-	$144,000
CEO (2), Director	2009	$144,000	$-	$-	$-		$-		$-		$-	$144,000

James N. Welsh, Pres. and COO (3)	2009	$95,000	$-	$-	$-		$-		$-		$-	$95,000

Vivek Bhaman,	2010	$-	$-	$-	$-	$		$		$		$-
Pres. and COO (4)	2009	$71,955	$-	$-	$98,148		$-		$-		$-	$170,103

Hakki Refai Chief Technology Officer	2010	$200,000	$-	$-	$168,112		$-		$-		$-	$368,112
	2009	$200,000	$-	$-	$-		$-		$-		$-	$267,244

(1)
On June 13, 2011, the Company entered into a one (1) year agreement for At-Will Employment with Assignment of Inventions (“Employment Agreement”) with Sid Aroesty, pursuant to which Mr. Aroesty began serving as the Company’s Chief Executive Officer, effective June 13, 2011.  Under the terms of the Employment Agreement, Mr. Aroesty is entitled to an annual base salary of $120,000 and, at the discretion of the Company’s Board of Directors (the Board”), performance-based bonuses and/or salary increases.  Pursuant to the Employment Agreement, the Company granted Mr. Aroesty five-year stock options to purchase two (2) million shares at a price equal to the average price of the five day period prior to June 13, 2011 (the “Strike Price”).  Furthermore, if Mr. Aroesty remains employed by the Company, he will receive additional stock options to purchase three (3) million shares at the Strike Price upon the completion of a trade show prototype that displays the Company’s technology.

(2)
On May 12, 2011 Martin Keating, Chairman of the Board, and Chief Executive Officer of 3DIcon Corporation (the “Company”), notified the Company of his resignation as Chief Executive Officer to be effective upon the appointment of a new Chief Executive Officer.

(3)	Mr. Welsh resigned as President and Chief Operating Officer effective as of August 2, 2010.
(4)	Mr. Bhaman resigned as President and Chief Operating Officer effective as of May 5, 2009.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR END

The following table sets forth with respect to grants of options to purchase our common stock to the executive officers as of September 9, 2011:

		Number of Securties Underlying Unexercised Options # Exercisable	Number of Securties Underlying Options # Unexerciable	Equity Incentive Plan Awards Number of Securties Underlying Unexercised Options #	Option Exercise Price	Option Expiration Date	Number of Shares or Units of Stock that Have Not Vested	Market Value of Shares or Units of Stock That have not Vested $	Equity Incentive Plan Awards Number of Unearned Shares or Units that have not Vested	Equity Incentive Plan Awards Market of Payout Value of Unearned Share Units or Other Rights That Have not Vested
John O'Connor		-	687,180	-	$0.24	2018	-	-	-	-
Victor Keen		-	687,180	-	$0.24	2018	-	-	-	-
Lawrence Field		-	687,180	-	$0.24	2018	-	-	-	-
John O'Connor		23,011,782	-	-	$0.005	2020	-	-	-	-
Victor Keen		23,011,782	-	-	$0.005	2020	-	-	-	-
Lawrence Field		11,505,891	-	-	$0.005	2020	-	-	-	-
John O'Connor		-	1,977,900	-	$0.040	2021	-	-	-	-
Victor Keen		-	1,977,900	-	$0.040	2021	-	-	-	-
Martin Keating		-	1,977,900	-	$0.040	2021	-	-	-	-
John O'Connor		-	500,000	-	$0.055	2018	-	-	-	-
Newton O'Connor, etc	(1)	-	4,378,394	-	$0.045	2016	-	-	-	-
Newton O'Connor, etc	(1)	-	3,360,847	-	$0.045	2016	-	-	-	-
Sidney A. Aroesty		-	5,000,000	-	$0.032	2016	3,000,000	$ 63,000	-	-
Vivek Bhaman		-	200,000	-	$1.00	2018	-	-	-	-
Vivek Bhaman		-	1,125,000	-	$0.055	2018	-	-	-	-

(1) Represents warrants that are exercisable at $0.045 through 2012 and exercisable at $0.09 through 2016.

DIRECTOR COMPENSATION

The following table sets forth the compensation received by our directors in fiscal year 2010 in their capacity as directors:

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Martin Keating	$-	-	$-	-	-	-	$-
Victor Keen	$-		$100,000				$100,000
Lawrence Field (1)			$50,000				$50,000
John O'Connor	$-		$100,000				$100,000
(1)  Effective May 27, 2010, Lawrence Field resigned as a director of the Company.

ADDITIONAL INFORMATION

Where You May Find Additional Information

We file annual, quarterly and current reports, proxy statements and other information with the Securities and Exchange Commission ("SEC"). You may read and copy any reports, statements or other information that we file at the SEC's public reference rooms, including its public reference room located at Room 1024, 450 Fifth Street N.W., Washington, D.C. 20549. You may also obtain these materials upon written request addressed to the Securities and Exchange Commission, Public Reference Section, 450 Fifth Street, N.W., Washington, D.C. 20549, at prescribed rates. Please call the SEC at 1-800-SEC-0330 for further information on its public reference rooms. Our public filings are also available at the Internet web site maintained by the SEC for issuers that file electronically with the SEC through the Electronic Data Gathering, Analysis and Retrieval System (EDGAR).

MISCELLANEOUS

We request brokers, custodians, nominees and fiduciaries to forward this Proxy Statement to the beneficial owners of our Common Stock and we will reimburse such holders for their reasonable expenses in connection therewith. Additional copies of this Proxy Statement may be obtained at no charge by writing to us at our office address, 6804 South Canton Avenue, Suite 150, Tulsa, Oklahoma 74136, Attn: Sidney Aroesty.

3DICON CORPORATION

/s/ Sidney Aroesty, Chief Executive Officer
Sidney Aroesty, Chief Executive Officer
Tulsa, Oklahoma
September 9, 2011

EXHIBIT A

AGREEMENT AND PLAN OF MERGER

OF

3DICON CORPORATION, AN OKLAHOMA CORPORATION

AND

3DICON CORPORATION, A NEVADA CORPORATION

THIS AGREEMENT AND PLAN OF MERGER (the "Agreement") dated as of September __, 2011, made and entered into by and between 3DICON CORPORATION, an Oklahoma corporation ("3DIcon Oklahoma”), and 3DIcon Corporation, a Nevada corporation ("3DIcon Nevada"), which corporations are sometimes referred to herein as the "Constituent Corporations."

WITNESSETH:

WHEREAS, 3DIcon Oklahoma is a corporation organized and existing under the laws of the State of Oklahoma, having been incorporated on August 11, 1995, under the laws of the State of Oklahoma under Oklahoma corporate law; and

WHEREAS, 3DIcon Nevada is a wholly-owned subsidiary corporation of 3DIcon Oklahoma organized and existing under the laws of the State of Nevada, having been incorporated on September [__], 2011, under the Nevada Revised Statutes; and

WHEREAS, the respective Boards of Directors of 3DIcon Oklahoma and 3DIcon Nevada have determined that it is desirable to merge 3DIcon Oklahoma with and into 3DIcon Nevada and that 3DIcon Nevada shall be the surviving corporation (the "Merger"); and

WHEREAS, the parties intend by this Agreement to effect a reorganization under Section 368 of the Internal Revenue Code of 1986, as amended.

NOW, THEREFORE, in consideration of the mutual covenants and promises contained in this Agreement, and for other valuable consideration, the receipt and adequacy of which are hereby acknowledged, and intending to be legally bound, 3DIcon Oklahoma and 3DIcon Nevada hereto agree as follows:

ARTICLE I
MERGER

1.1 On the effective date of the Merger (the "Effective Date"), as provided herein, 3DIcon Oklahoma shall be merged with and into 3DIcon Nevada, the separate existence of 3DIcon Oklahoma shall cease and 3DIcon Nevada (hereinafter sometimes referred to as the "Surviving Corporation") shall continue to exist under the name of 3DIcon Corporation by virtue of, and shall be governed by, the laws of the State of Nevada. The address of the registered office of the Surviving Corporation in the State of Nevada will be The Corporation Trust Company of Nevada, 311 South Division Street, Carson City, Nevada 89703 (County of Carson City).

ARTICLE II
ARTICLES OF INCORPORATION OF SURVIVING CORPORATION

2.1 The name of the Surviving Corporation shall be "3DIcon Corporation”  The Articles of Incorporation of the Surviving Corporation, attached hereto as Exhibit A, as in effect on the date hereof, shall be the Articles of Incorporation of 3DIcon Nevada without change, unless and until amended in accordance with this Agreement or otherwise amended in accordance with applicable law.

ARTICLE III
BYLAWS OF THE SURVIVING CORPORATION

3.1 The Bylaws of the Surviving Corporation, as in effect on the date hereof shall be the Bylaws of 3DIcon Nevada without change, unless and until amended in accordance with Article VIII of this Agreement or otherwise amended in accordance with applicable law.

ARTICLE IV
EFFECT OF MERGER ON STOCK OF CONSTITUENT CORPORATIONS

4.1 On the Effective Date, the holders of the common stock of 3DIcon Oklahoma shall receive one share of common stock of 3DIcon Nevada (“3DIcon Common Stock”) as consideration and in exchange for each one share of common stock of 3DIcon Oklahoma and shall have no further claims of any kind or nature; and all of the common stock of 3DIcon Nevada held by 3DIcon Oklahoma shall be surrendered and canceled.   Each holder of record of any outstanding certificate or certificates theretofore representing stock of 3DIcon Oklahoma may surrender the same to the Surviving Corporation at its offices, and such holder shall be entitled upon such surrender to receive in exchange therefor a certificate or certificates representing the number of shares of common stock of the Surviving Corporation equal to the number of shares of common stock of the Corporation represented by such surrendered certificates (the “Conversion Amount”), provided however, that each certificate or certificates of the Corporation bearing a restrictive legend shall bear the same restrictive legend on the certificate or certificates of the Surviving Corporation.  Until so surrendered, each outstanding certificate which prior to the effective time of the Merger represented one or more shares of stock of the Corporation shall be deemed for all corporate purposes to evidence ownership of shares of stock of the Surviving Corporation equal to the Conversion Amount.

4.2 On the Effective Date, the holders of any options, warrants, or other securities of 3DIcon Oklahoma shall be enforced against 3DIcon Nevada to the same extent as if such options, warrants, or other securities had been issued by 3DIcon Nevada.

ARTICLE V
CORPORATE EXISTENCE, POWERS AND LIABILITIES OF THE SURVIVING
CORPORATION

5.1 On the Effective Date, the separate existence of 3DIcon Oklahoma shall cease.  3DIcon Oklahoma shall be merged with and into 3DIcon Nevada, the Surviving Corporation, in accordance with the provisions of this Agreement. Thereafter, 3DIcon Nevada shall possess all the rights, privileges, powers and franchises of a public as well as of a private nature, and shall be subject to all the restrictions, disabilities and duties of each of the parties to this Agreement; all singular rights, privileges, powers and franchises of 3DIcon Oklahoma and 3DIcon Nevada, and all property, real, personal and mixed and all debts due to each of them on whatever account, shall be vested in 3DIcon Nevada; and all property, rights, privileges, powers and franchises, and all and every other interest shall be thereafter the property of 3DIcon Nevada, the Surviving Corporation, as they were of the respective constituent entities, and the title to any real estate, whether by deed or otherwise, vested in 3DIcon Oklahoma and 3DIcon Nevada, or either of them, shall not revert or be in any way impaired by reason of the Merger, but all rights of creditors and all liens upon the property of the parties hereto, shall be preserved unimpaired, and all debts, liabilities and duties of 3DIcon Oklahoma shall thenceforth attach to 3DIcon Nevada, and may be enforced against it to the same extent as if said debts, liabilities and duties had been incurred or contracted by it.

5.2 3DIcon Oklahoma agrees that it will execute and deliver, or cause to be executed and delivered, all such deeds and other instruments and will take or cause to be taken such further or other action as the Surviving Corporation may deem necessary in order to vest in and confirm to the Surviving Corporation title to and possession of all the property, rights, privileges, immunities, powers, purposes and franchises, and all and every other interest of 3DIcon Oklahoma and otherwise to carry out the intent and purposes of this Agreement.

ARTICLE VI
OFFICERS AND DIRECTORS OF SURVIVING CORPORATION

6.1 Upon the Effective Date, the officers and directors of 3DIcon Nevada shall be the officers and directors of the Surviving Corporation

6.2 If upon the Effective Date, a vacancy shall exist in the Board of Directors of the Surviving Corporation, such vacancy shall be filled in the manner provided by the 3DIcon Nevada Bylaws.

ARTICLE VII
DISSENTING SHARES

7.1 Holders of shares of 3DIcon Oklahoma common stock who have complied with all requirements for perfecting their rights of appraisal as required in the Oklahoma General Corporation Act, and have not voted for the merger, shall be entitled to their rights under Oklahoma law with payments to be made by the Surviving Corporation.

ARTICLE VIII
APPROVAL BY SHAREHOLDERS, EFFECTIVE DATE, CONDUCT OF BUSINESS
PRIOR TO EFFECTIVE DATE

8.1 Promptly after the approval of this Agreement by the requisite number of shareholders of 3DIcon Oklahoma, the respective Boards of Directors of 3DIcon Oklahoma and 3DIcon Nevada will cause their duly authorized officers to make and execute Articles of Merger or other applicable certificates or documentation effecting this Agreement and shall cause the same to be filed with the Secretaries of State of Oklahoma and Nevada, respectively, in accordance with the Oklahoma Code and the Nevada Revised Statutes. The Effective Date shall be the date on which the Articles of Merger is filed with the Secretary of State of Oklahoma and the Secretary of State of Nevada.

8.2 The Boards of Directors of 3DIcon Oklahoma and 3DIcon Nevada may amend this Agreement and the 3DIcon Nevada Articles of Incorporation or 3DIcon Nevada Bylaws at any time prior to the Effective Date, provided that an amendment made subsequent to the approval of the Merger by the shareholders of 3DIcon Oklahoma may not (i) change the amount or kind of shares to be received in exchange for the 3DIcon Oklahoma common stock; or (ii) alter or change any of the terms and conditions of this Agreement or the 3DIcon Nevada Articles of Incorporation or 3DIcon Nevada Bylaws if such change would adversely affect the holders of the 3DIcon Common Stock.

ARTICLE IX
TERMINATION OF MERGER

9.1 This Agreement may be terminated and the Merger abandoned at any time prior to the Effective Date, whether before or after shareholder approval of this Agreement, by the consent of the Board of Directors of 3DIcon Oklahoma and 3DIcon Nevada.

ARTICLE X
MISCELLANEOUS

10.1 GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of Nevada without reference to its principles of conflicts of law.

10.2 EXPENSES. If the Merger becomes effective, the Surviving Corporation shall assume and pay all expenses in connection therewith not theretofore paid by the respective parties. If for any reason the Merger shall not become effective, 3DIcon Oklahoma shall pay all expenses incurred in connection with all the proceedings taken in respect of this Merger Agreement or relating thereto.

10.3 AGREEMENT. An executed copy of this Agreement will be on file at the principal place of business of the Surviving Corporation at [_________________], and, upon request and without cost, a copy thereof will be furnished to any shareholder.

10.4 COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which together shall constitute one and the same instrument.

[Signature Page Follows]

[Signature Page to Agreement and Plan of Merger]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the day and year first above written.

3DICON CORPORATION
A Nevada corporation

By:
[_____________], Chief Executive Officer

3DICON CORPORATION
An Oklahoma corporation

By:
Sid Aroesty, Chief Executive Officer

EXHIBIT B
ARTICLES OF INCORPORATION

OF
3DIcon Corporation

A Nevada Corporation

ARTICLE I

NAME

The name of the corporation is 3DIcon Corporation. (the "Corporation").

ARTICLE II

RESIDENT AGENT AND REGISTERED OFFICE

The name and address of the Corporation's resident agent for service of process is _____________________, Nevada _____ (County of ________________).

ARTICLE III

PURPOSE

The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the Nevada Revised Statutes (“NRS”).

ARTICLE IV

CAPITAL STOCK

4.01    Authorized Capital Stock.    The total number of shares of stock this Corporation is authorized to issue shall be ________________________________ shares. This stock shall be divided into two classes to be designated as "Common Stock" and "Preferred Stock."

4.02    Common Stock.    The total number of authorized shares of Common Stock shall be two hundred ________________________________ per share. Each share of Common Stock when issued, shall have one (1) vote on all matters presented to the stockholders.

4.03    Preferred Stock.    The total number of authorized shares of Preferred Stock shall be ____________________________ per share. The board of directors shall have the authority to authorize the issuance of the Preferred Stock from time to time in one or more classes or series, and to state in the resolution or resolutions from time to time adopted providing for the issuance thereof the following:

(a)   Whether or not the class or series shall have voting rights, full or limited, the nature and qualifications, limitations and restrictions on those rights, or whether the class or series will be without voting rights;

(b)   The number of shares to constitute the class or series and the designation thereof;

(c)   The preferences and relative, participating, optional or other special rights, if any, and the qualifications, limitations, or restrictions thereof, if any, with respect to any class or series;

(d)   Whether or not the shares of any class or series shall be redeemable and if redeemable, the redemption price or prices, and the time or times at which, and the terms and conditions upon which, such shares shall be redeemable and the manner of redemption;

(e)   Whether or not the shares of a class or series shall be subject to the operation of retirement or sinking funds to be applied to the purchase or redemption of such shares for retirement, and if such retirement or sinking funds be established, the amount and the terms and provisions thereof;

(f)    The dividend rate, whether dividends are payable in cash, stock of the Corporation, or other property, the conditions upon which and the times when such dividends are payable, the preference to or the relation to the payment of dividends payable on any other class or classes or series of stock, whether or not such dividend shall be cumulative or noncumulative, and if cumulative, the date or dates from which such dividends shall accumulate;

(g)   The preferences, if any, and the amounts thereof which the holders of any class or series thereof are entitled to receive upon the voluntary or involuntary dissolution of, or upon any distribution of assets of, the Corporation;

(h)   Whether or not the shares of any class or series are convertible into, or exchangeable for, the shares of any other class or classes or of any other series of the same or any other class or classes of stock of the Corporation and the conversion price or prices or ratio or ratios or the rate or rates at which such exchange may be made, with such adjustments, if any, as shall be stated and expressed or provided for in such resolution or resolutions; and

(i) Such other rights and provisions with respect to any class or series as may to the board of directors seem advisable.

The shares of each class or series of the Preferred Stock may vary from the shares of any other class or series thereof in any respect. The Board of Directors may increase the number of shares of the Preferred Stock designated for any existing class or series by a resolution adding to such class or series authorized and unissued shares of the Preferred Stock not designated for any existing class or series of the Preferred Stock and the shares so subtracted shall become authorized, unissued and undesignated shares of the Preferred Stock.

ARTICLE V
DIRECTORS

The Board of Directors shall be divided into two classes, each such class as nearly equal in number as the then-authorized number of Directors constituting the Board of Directors permits, with the term of office of one class expiring each year. Following approval of this Articles of Incorporation, the stockholders shall elect one class of Directors until the first annual meeting of stockholders (the “Class B Directors”) and another class of Directors for a term expiring at the following annual meeting of stockholders (the “Class A Directors”). Thereafter, each Director shall serve for a term ending at the second annual meeting of stockholders of the Corporation following the annual meeting at which such Director was elected. Members of each class shall hold office until their successors are elected and qualified. At each succeeding annual meeting of the stockholders of the Corporation, the successors of the class of Directors whose term expires at that meeting shall be elected by a plurality vote of all votes cast at such meeting to hold office for a term expiring at the annual meeting of stockholders held in the second year following the year of their election.

Subject to the foregoing, the number of directors comprising the board of directors shall be fixed and may be increased or decreased from time to time in the manner provided in the bylaws of the Corporation, except that at no time shall there be less than one director.

The names and addresses of the original Directors are as follows:

ARTICLE VI

DIRECTORS' AND OFFICERS' LIABILITY

The individual liability of the directors and officers of the Corporation is hereby eliminated to the fullest extent permitted by the NRS, as the same may be amended and supplemented. Any repeal or modification of this Article by the stockholders of the Corporation shall be prospective only, and shall not adversely affect any limitation on the personal liability of a director or officer of the Corporation for acts or omissions prior to such repeal or modification.

ARTICLE VII

INDEMNITY

Every person who was or is a party to, or is threatened to be made a party to, or is involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that he, or a person of whom he is the legal representative, is or was a director or officer of the Corporation, or is or was serving at the request of the Corporation as a director or officer of another corporation, or as its representative in a partnership, joint venture, trust or other enterprise, shall be indemnified and held harmless to the fullest extent legally permissible under the laws of the State of Nevada from time to time against all expenses, liability and loss (including attorneys' fees, judgments, fines and amounts paid or to be paid in settlement) reasonably incurred or suffered by him in connection therewith. Such right of indemnification shall be a contract right which may be enforced in any manner desired by such person. The expenses of officers and directors incurred in defending a civil or criminal action, suit or proceeding must be paid by the Corporation as they are incurred and in advance of the final disposition of the action, suit or proceeding, upon receipt of an undertaking by or on behalf of the director or officer to repay the amount if it is ultimately determined by a court of competent jurisdiction that he is not entitled to be indemnified by the Corporation. Such right of indemnification shall not be exclusive of any other right which such directors, officers or representatives may have or hereafter acquire, and, without limiting the generality of such statement, they shall be entitled to their respective rights of indemnification under any bylaw, agreement, vote of stockholders, provision of law, or otherwise, as well as their rights under this Article.

Without limiting the application of the foregoing, the board of directors may adopt bylaws from time to time with respect to indemnification, to provide at all times the fullest indemnification permitted by the laws of the State of Nevada, and may cause the Corporation to purchase and maintain insurance on behalf of any person who is or was a director or officer of the Corporation, or is or was serving at the request of the Corporation as director or officer of another corporation, or as its representative in a partnership, joint venture, trust or other enterprises against any liability asserted against such person and incurred in any such capacity or arising out of such status, whether or not the Corporation would have the power to indemnify such person.

The indemnification provided in this Article shall continue as to a person who has ceased to be a director, officer, employee or agent, and shall inure to the benefit of the heirs, executors and administrators of such person.

Dated: ____________ ___, 2011	________________________
________________, Incorporator

EXHIBIT C

BYLAWS

OF

3DICON CORPORATION

(a Nevada corporation)

ARTICLE I

STOCKHOLDERS

1.   CERTIFICATES REPRESENTING STOCK .  Certificates representing stock in the corporation shall be signed by, or in the name of, the corporation by the Chairperson or Vice-Chairperson of the Board of Directors, if any, or by the Chief Executive Officer or a President and by the Treasurer or an Assistant Treasurer or the Secretary or an Assistant Secretary of the corporation.  Any or all the signatures on any such certificate may be a facsimile.  In case any officer, transfer agent, or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent, or registrar before such certificate is issued, it may be issued by the corporation with the same effect as if such person were such officer, transfer agent, or registrar at the date of issue.

Whenever the corporation shall be authorized to issue more than one class of stock or more than one series of any class of stock, and whenever the corporation shall issue any shares of its stock as partly paid stock, the certificates representing shares of any such class or series or of any such partly paid stock shall set forth thereon the statements prescribed by the Chapter 78 of the General Corporation Law of Nevada (the “Private Corporations Law”).  Any restrictions on the transfer or registration of transfer of any shares of stock of any class or series shall be noted conspicuously on the certificate representing such shares.

The corporation may issue a new certificate of stock or uncertificated shares in place of any certificate theretofore issued by it, alleged to have been lost, stolen, or destroyed, and the Board of Directors may require the owner of the lost, stolen, or destroyed certificate, or such owner's legal representative, to give the corporation a bond sufficient to indemnify the corporation against any claim that may be made against it on account of the alleged loss, theft, or destruction of any such certificate or the issuance of any such new certificate or uncertificated shares.

2.   UNCERTIFICATED SHARES .  Subject to any conditions imposed by the Private Corporations Law, the Board of Directors of the corporation may provide by resolution or resolutions that some or all of any or all classes or series of the stock of the corporation shall be uncertificated shares.  Within a reasonable time after the issuance or transfer of any uncertificated shares, the corporation shall send to the registered owner thereof any written notice prescribed by the Private Corporations Law.

3.   FRACTIONAL SHARE INTERESTS .  The corporation may, but shall not be required to, issue fractions of a share.  If the corporation does not issue fractions of a share, it shall (1) arrange for the disposition of fractional interests by those entitled thereto, (2) pay in cash the fair value of fractions of a share as of the time when those entitled to receive such fractions are determined, or (3) issue scrip or warrants in registered form (either represented by a certificate or uncertificated) or bearer form (represented by a certificate) which shall entitle the holder to receive a full share upon the surrender of such scrip or warrants aggregating a full share.  A certificate for a fractional share or an uncertificated fractional share shall, but scrip or warrants shall not unless otherwise provided therein, entitle the holder to exercise voting rights, to receive dividends thereon, and to participate in any of the assets of the corporation in the event of liquidation.  The Board of Directors may cause scrip or warrants to be issued subject to the conditions that they shall become void if not exchanged for certificates representing the full shares or uncertificated full shares before a specified date, or subject to the conditions that the shares for which scrip or warrants are exchangeable may be sold by the corporation and the proceeds thereof distributed to the holders of scrip or warrants, or subject to any other conditions which the Board of Directors may impose.

4.   STOCK TRANSFERS .  Upon compliance with provisions restricting the transfer or registration of transfer of shares of stock, if any, transfers or registration of transfers of shares of stock of the corporation shall be made only on the stock ledger of the corporation by the registered holder thereof, or by the registered holder's attorney thereunto authorized by power of attorney duly executed and filed with the Secretary of the corporation or with a transfer agent or a registrar, if any, and, in the case of shares represented by certificates, on surrender of the certificate or certificates for such shares of stock properly endorsed and the payment of all taxes due thereon.

5.   RECORD DATE FOR STOCKHOLDERS .  In order that the corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors, and which record date shall not be more than sixty nor less than ten days before the date of such meeting.  If no record date is fixed by the Board of Directors, the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held.  A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for the adjourned meeting.  In order that the corporation may determine the stockholders entitled to consent to corporate action in writing without a meeting, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors, and which date shall not be more than ten days after the date upon which the resolution fixing the record date is adopted by the Board of Directors.  If no record date has been fixed by the Board of Directors, the record date for determining the stockholders entitled to consent to corporate action in writing without a meeting, when no prior action by the Board of Directors is required by the Private Corporations Law, shall be the first date on which a signed written consent setting forth the action taken or proposed to be taken is delivered to the corporation by delivery to its principal place of business or an officer or agent of the corporation having custody of the book in which proceedings of meetings of stockholders are recorded.  If no record date has been fixed by the Board of Directors and prior action by the Board of Directors is required by the Private Corporations Law, the record date for determining stockholders entitled to consent to corporate action in writing without a meeting shall be at the close of business on the day on which the Board of Directors adopts the resolution taking such prior action. In order that the corporation may determine the stockholders entitled to receive payment of any dividend or other distribution or allotment of any rights or the stockholders entitled to exercise any rights in respect of any change, conversion, or exchange of stock, or for the purpose of any other lawful action, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted, and which record date shall be not more than sixty days prior to such action.  If no record date is fixed, the record date for determining stockholders for any such purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating thereto.

6.   MEANING OF CERTAIN TERMS .  As used herein in respect of the right to notice of a meeting of stockholders or a waiver thereof or to participate or vote thereat or to consent or dissent in writing in lieu of a meeting, as the case may be, the term "share" or "shares" or "share of stock" or "shares of stock" or "stockholder" or "stockholders" refers to an outstanding share or shares of stock and to a holder or holders of record of outstanding shares of stock when the corporation is authorized to issue only one class of shares of stock, and said reference is also intended to include any outstanding share or shares of stock and any holder or holders of record of outstanding shares of stock of any class upon which or upon whom the certificate of incorporation confers such rights where there are two or more classes or series of shares of stock or upon which or upon whom the Private Corporations Law confers such rights notwithstanding that the certificate of incorporation may provide for more than one class or series of shares of stock, one or more of which are limited or denied such rights thereunder; provided, however, that no such right shall vest in the event of an increase or a decrease in the authorized number of shares of stock of any class or series which is otherwise denied voting rights under the provisions of the certificate of incorporation, except as any provision of law may otherwise require.

7.   STOCKHOLDER MEETINGS .

- TIME .  The annual meeting shall be held on the date and at the time fixed, from time to time, by the directors.  A special meeting shall be held on the date and at the time fixed by the directors.

- PLACE .  Annual meetings and special meetings may be held at such place, either within or without the State of Nevada, as the directors may, from time to time, fix. Whenever the directors shall fail to fix such place, the meeting shall be held at the registered office of the corporation in the State of Nevada.  The board of directors may also, in its sole discretion, determine that the meeting shall not be held at any place, but may instead be held solely by means of remote communication as authorized by Section 78.320 of the Nevada Private Corporations Law. If a meeting by remote communication is authorized by the board of directors in its sole discretion, and subject to guidelines and procedures as the board of directors may adopt, stockholders and proxyholders not physically present at a meeting of stockholders may, by means of remote communication participate in a meeting of stockholders and be deemed present in person and vote at a meeting of stockholders whether such meeting is to be held at a designated place or solely by means of remote communication, provided that (a) the corporation shall implement reasonable measures to verify that each person deemed present and permitted to vote at the meeting by means of remote communication is a stockholder or proxyholder, (b) the corporation shall implement reasonable measures to provide such stockholders and proxyholders a reasonable opportunity to participate in the meeting and to vote on matters submitted to the stockholders, including an opportunity to read or hear the proceedings of the meeting substantially concurrently with such proceedings, and (c) if any stockholder or proxyholder votes or takes other action at the meeting by means of remote communication, a record of such vote or other action shall be maintained by the corporation.

- CALL .  Annual meetings and special meetings may be called by the directors, the corporation’s president, or any other person specified in the articles of incorporation or herein.

- NOTICE OR WAIVER OF NOTICE .  Written notice of all meetings shall be given, which shall state the place, if any, date, and hour of the meeting, the means of remote communication, if any, by which stockholders and proxyholders may be deemed to be present in person and vote at such meeting, and in the case of a special meeting, the purpose or purposes for which the meeting is called.  The notice of an annual meeting shall state that the meeting is called for the election of directors and for the transaction of other business which may properly come before the meeting, and shall (if any other action which could be taken at a special meeting is to be taken at such annual meeting) state the purpose or purposes. The notice of any meeting shall also include, or be accompanied by, any additional statements, information, or documents prescribed by the Private Corporations Law.  Except as otherwise provided by the Private Corporations Law, the written notice of any meeting shall be given not less than ten days nor more than sixty days before the date of the meeting to each stockholder entitled to vote at such meeting.  If mailed, notice is given when deposited in the United States mail, postage prepaid, directed to the stockholder at such stockholder’s address as it appears on the records of the corporation.  If a meeting is adjourned to another time or place, notice need not be given of the adjourned meeting if the time, place, if any, thereof, and the means of remote communications, if any, by which stockholders and proxyholders may be deemed to be present in person and vote at such adjourned meeting are announced at the meeting at which the adjournment is taken.  At the adjourned meeting the corporation may transact any business which might have been transacted at the original meeting.  If the adjournment is for more than 30 days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting.  Whenever notice is required to be given under the Nevada Private Corporations Law, certificate of incorporation or bylaws, a written waiver signed by the person entitled to notice, or a waiver by electronic transmission by the person entitled to notice, whether before or after the time stated therein, shall be deemed equivalent to notice. Attendance of a stockholder at a meeting of stockholders shall constitute a waiver of notice of such meeting, except when the stockholder attends the meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the stockholders need be specified in any written waiver of notice or any waiver by electronic transmission unless so required by the certificate of incorporation or these bylaws.

- STOCKHOLDER LIST .  The officer who has charge of the stock ledger of the corporation shall prepare and make, at least ten days before every meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting for a period of at least ten days prior to the meeting on a reasonably accessible electronic network, provided that the information required to gain access to such list is provided with the notice of the meeting or during ordinary business hours at the principal place of business of the corporation.  In the event that the corporation determines to make the list available on an electronic network, the corporation may take reasonable steps to ensure that such information is available only to stockholders of the corporation.  If the meeting is to be held at a place, then the list shall be produced and kept at the time and place of the meeting during the whole time thereof, and may be inspected by any stockholder who is present.  If the meeting is to be held solely by means of remote communication, then the list shall also be open to the examination of any stockholder during the whole time of the meeting on a reasonably accessible electronic network, and the information required to access such list shall be provided with the notice of the meeting.  The stock ledger shall be the only evidence as to who are the stockholders entitled to examine the stock ledger, the list required by this section or the books of the corporation, or to vote in person or by proxy at any meeting of stockholders.

- CONDUCT OF MEETING .  Meetings of the stockholders shall be presided over by one of the following officers in the order of seniority and if present and acting - the Chairperson of the Board, if any, the Vice-Chairperson of the Board, if any, the Chief Executive Officer, President, an Executive Vice-President, or, if none of the foregoing is in office and present and acting, by a chairperson to be chosen by the stockholders.  The Secretary of the corporation, or in such Secretary's absence, an Assistant Secretary, shall act as secretary of every meeting, but if neither the Secretary nor an Assistant Secretary is present the chairperson of the meeting shall appoint a secretary of the meeting.

- PROXY REPRESENTATION .  Each stockholder entitled to vote at a meeting of stockholders or to express consent or dissent to corporate action in writing without a meeting may authorize another person or persons to act for such stockholder by proxy, but no such proxy shall be voted or acted upon after 3 years from its date, unless the proxy provides for a longer period. A stockholder may execute a writing authorizing another person or persons to act for such stockholder as proxy.  Execution may be accomplished by the stockholder or such stockholder’s authorized officer, director, employee or agent signing such writing or causing such person’s signature to be affixed to such writing by any reasonable means including, but not limited to, by facsimile signature.  A stockholder may also authorize another person or persons to act for such stockholder as proxy by transmitting or authorizing the transmission of a telegram, cablegram, or other means of electronic transmission to the person who will be the holder of the proxy or to a proxy solicitation firm, proxy support service organization or like agent duly authorized by the person who will be the holder of the proxy to receive such transmission, provided that any such telegram, cablegram or other means of electronic transmission must either set forth or be submitted with information from which it can be determined that the telegram, cablegram or other electronic transmission was authorized by the stockholder.  If it is determined that such telegrams, cablegrams or other electronic transmissions are valid, the inspectors or, if there are no inspectors, such other persons making the determination shall specify the information upon which they relied.  Any copy, facsimile telecommunication or other reliable reproduction of the writing or transmission created pursuant to Section 78.355 of the Nevada Private Corporations Law may be substituted or used in lieu of the original writing or transmission for any and all purposes for which the original writing or transmission could be used, provided that such copy, facsimile telecommunication or other reproduction shall be a complete reproduction of the entire original writing or transmission. A duly executed proxy shall be irrevocable if it states that it is irrevocable and, if, and only as long as, it is coupled with an interest sufficient in law to support an irrevocable power.  A proxy may be made irrevocable regardless of whether the interest with which it is coupled is an interest in the stock itself or an interest in the corporation generally.

- INSPECTORS .  The directors, in advance of any meeting, may, but need not, appoint one or more inspectors of election to act at the meeting or any adjournment thereof.  If an inspector or inspectors are not appointed, the person presiding at the meeting may, but need not, appoint one or more inspectors.  In case any person who may be appointed as an inspector fails to appear or act, the vacancy may be filled by appointment made by the directors in advance of the meeting or at the meeting by the person presiding thereat.  Each inspector, if any, before entering upon the discharge of duties of inspector, shall take and sign an oath faithfully to execute the duties of inspector at such meeting with strict impartiality and according to the best of such inspector's ability.  The inspectors, if any, shall determine the number of shares of stock outstanding and the voting power of each, the shares of stock represented at the meeting, the existence of a quorum, the validity and effect of proxies, and shall receive votes, ballots, or consents, hear and determine all challenges and questions arising in connection with the right to vote, count and tabulate all votes, ballots, or consents, determine the result, and do such acts as are proper to conduct the election or vote with fairness to all stockholders.  On request of the person presiding at the meeting, the inspector or inspectors, if any, shall make a report in writing of any challenge, question, or matter determined by such inspector or inspectors and execute a certificate of any fact found by such inspector or inspectors.

- QUORUM .  The holders of a majority of the outstanding shares of stock shall   constitute a quorum at a meeting of stockholders for the transaction of any business.  The stockholders present may adjourn the meeting despite the absence of a quorum.

- VOTING .  Each share of stock shall entitle the holder thereof to one vote.  Directors shall be elected by a plurality of the votes of the shares present in person or represented by proxy at the meeting and entitled to vote on the election of directors.  Any other action shall be authorized by a majority of the votes cast except where the Private Corporations Law prescribes a different percentage of votes and/or a different exercise of voting power, and except as may be otherwise prescribed by the provisions of the certificate of incorporation and these Bylaws.  In the election of directors, and for any other action, voting need not be by ballot.

8.   STOCKHOLDER ACTION WITHOUT MEETINGS .  Except as any provision of the Private Corporations Law may otherwise require, any action required by the Private Corporations Law to be taken at any annual or special meeting of stockholders, or any action which may be taken at any annual or special meeting of stockholders, may be taken without a meeting, without prior notice and without a vote, if a consent in writing, setting forth the action so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted. A telegram, cablegram or other electronic transmission consenting to an action to be taken and transmitted by a stockholder or proxyholder, or by a person or persons authorized to act for a stockholder or proxyholder, shall be deemed to be written, signed and dated for the purposes of this section, provided that any such telegram, cablegram or other electronic transmission sets forth or is delivered with information from which the corporation can determine that the telegram, cablegram or other electronic transmission was transmitted by the stockholder or proxyholder or by a person or persons authorized to act for the stockholder or proxyholder and the date on which such stockholder or proxyholder or authorized person or persons transmitted such telegram, cablegram or electronic transmission.  The date on which such telegram, cablegram or electronic transmission is transmitted shall be deemed to be the date on which such consent was signed.  No consent given by telegram, cablegram or other electronic transmission shall be deemed to have been delivered until such consent is reproduced in paper form and until such paper shall be delivered to the corporation by delivery to its principal place of business or an officer or agent of the corporation having custody of the book in which the proceedings of meetings of stockholders are recorded, to the extent and in the manner provided by resolution of the board of directors of the corporation.    Any copy, facsimile or other reliable reproduction of a consent in writing may be substituted or used in lieu of the original writing for any and all purposes for which the original writing could be used, provided that such copy, facsimile or other reproduction shall be a complete reproduction of the entire original writing.  Prompt notice of the taking of the corporate action without a meeting by less than unanimous written consent shall be given to those stockholders who have not consented in writing.  Action taken pursuant to this paragraph shall be subject to the provisions of Section 78.320 of the Private Corporations Law.

ARTICLE II

DIRECTORS

1.   FUNCTIONS AND DEFINITION .  The business and affairs of the corporation shall be managed by or under the direction of the Board of Directors of the corporation.  The Board of Directors shall have the authority to fix the compensation of the members thereof.  The use of the phrase "whole board" herein refers to the total number of directors which the corporation would have if there were no vacancies.

2.   QUALIFICATIONS AND NUMBER .  A director need not be a stockholder, a citizen of the United States, or a resident of the State of Nevada.  The initial Board of Directors shall consist of one or more members, the exact number of which shall initially be fixed by the Incorporator.  Thereafter the number of directors constituting the whole board shall be at least one.  Subject to the foregoing limitation and except for the first Board of Directors, such number may be fixed from time to time by action of the stockholders or of the directors, or, if the number is not fixed, the number shall be one.  The number of directors may be increased or decreased by action of the stockholders or of the directors.

3.   ELECTION AND TERM .  The first Board of Directors, unless the members thereof shall have been named in the certificate of incorporation, shall be elected by the incorporator or incorporators and shall hold office until the first annual meeting of stockholders or as otherwise specified in the certificate of incorporation and until their successors are elected and qualified or until their earlier resignation or removal.  Any director may resign at any time upon notice given in writing or by electronic transmission to the corporation.  Thereafter, directors who are elected at an annual meeting of stockholders, and directors who are elected in the interim to fill vacancies and newly created directorships, shall hold office until the next annual meeting of stockholders or as otherwise specified in the certificate of incorporation and until their successors are elected and qualified or until their earlier resignation or removal.  Except as the Private Corporations Law may otherwise require, in the interim between annual meetings of stockholders or of special meetings of stockholders called for the election of directors and/or for the removal of one or more directors and for the filling of any vacancy in that connection, newly created directorships and any vacancies in the Board of Directors, including unfilled vacancies resulting from the removal of directors for cause or without cause, may be filled by the vote of a majority of the remaining directors then in office, although less than a quorum, or by the sole remaining director.

4.   MEETINGS .

- TIME .  Meetings shall be held at such time as the Board shall fix, except that the first meeting of a newly elected Board shall be held as soon after its election as the directors may conveniently assemble.

- PLACE .  Meetings shall be held at such place within or without the State of Nevada as shall be fixed by the Board.

- CALL .  No call shall be required for regular meetings for which the time and place have been fixed. Special meetings may be called by or at the direction of the Chairperson of the Board, if any, the Vice-Chairperson of the Board, if any, of the President, or of a majority of the directors in office.

- NOTICE OR ACTUAL OR CONSTRUCTIVE WAIVER .  No notice shall be required for regular meetings for which the time and place have been fixed.  Written, oral, or any other mode of notice of the time and place shall be given for special meetings in sufficient time for the convenient assembly of the directors thereat. Whenever notice is required to be given under the Nevada Private Corporations Law, certificate of incorporation or bylaws, a written waiver signed by the person entitled to notice, or a waiver by electronic transmission by the person entitled to notice, whether before or after the time stated therein, shall be deemed equivalent to notice. Attendance of any such person at a meeting shall constitute a waiver of notice of such meeting, except when such person attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened.  Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the directors need be specified in any written waiver of notice.

- QUORUM AND ACTION .  A majority of the whole Board shall constitute a quorum except when a vacancy or vacancies prevents such majority, whereupon a majority of the directors in office shall constitute a quorum, provided, that such majority shall constitute at least one-third of the whole Board.  A majority of the directors present, whether or not a quorum is present, may adjourn a meeting to another time and place.  Except as herein otherwise provided, and except as otherwise provided by the Private Corporations Law, the vote of the majority of the directors present at a meeting at which a quorum is present shall be the act of the Board.  The quorum and voting provisions herein stated shall not be construed as conflicting with any provisions of the Private Corporations Law and these Bylaws which govern a meeting of directors held to fill vacancies and newly created directorships in the Board or action of disinterested directors.

Any member or members of the Board of Directors or of any committee designated by the Board, may participate in a meeting of the Board, or any such committee, as the case may be, by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other.

- CHAIRPERSON OF THE MEETING .  The Chairperson of the Board, if any and if present and acting, shall preside at all meetings.  Otherwise, the Vice-Chairperson of the Board, if any and if present and acting, or the President, if present and acting, or any other director chosen by the Board, shall preside.

5. COMMITTEES .  The Board of Directors may designate one or more committees, each committee to consist of one or more of the directors of the corporation.  The Board may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee.  In the absence or disqualification of any member of any such committee or committees, the member or members thereof present at any meeting and not disqualified from voting, whether or not such member or members constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in the place of any such absent or disqualified member.  Any such committee, to the extent provided in the resolution of the Board, shall have and may exercise all the powers and authority of the Board of Directors in the management of the business and affairs of the corporation with the exception of any power or authority the delegation of which is prohibited by Section 78.125 of the Private Corporations Law, and may authorize the seal of the corporation to be affixed to all papers which may require it.

6. ADVISORY BOARD. The Board of Directors of the Corporation may appoint individuals who may, but need not, be directors, officers or employees of the Corporation to serve as members of an Advisory Board to one or more of the divisions of the Corporation. The members of any such Advisory Board shall keep minutes of their meetings which shall be submitted to the Board of Directors of the Corporation.  The term of office of any member of the Advisory Board shall be at the pleasure of the Board of Directors of the Corporation. The function of such Advisory Board shall be to advise with the respect of the affairs of the operating divisions of the Corporation to which it is appointed.

7. TECHINCAL ADVISORY BOARD. The Board of Directors of the Corporation may appoint individuals who may, but need not, be directors, officers or employees of the Corporation to serve as members of a Technical Advisory Board to one or more of the divisions of the Corporation. The members of any such Advisory Board shall keep minutes of their meetings which shall be submitted to the Board of Directors of the Corporation.  The term of office of any member of the Advisory Board shall be at the pleasure of the Board of Directors of the Corporation. The function of such Advisory Board shall be to advise with the respect of the affairs of the operating divisions of the Corporation to which it is appointed.

8.   WRITTEN ACTION . Any action required or permitted to be taken at any meeting of the Board of Directors or any committee thereof may be taken without a meeting if all members of the Board or committee, as the case may be, consent thereto in writing or electronic transmission, and the writing or writings or electronic transmission or transmissions are filed with the minutes of proceedings of the Board or committee.  Such filing shall be in paper form if the minutes are maintained in paper form and shall be in electronic form if the minutes are maintained in electronic form.

ARTICLE III

OFFICERS

The officers of the corporation shall consist of a Chief Executive Officer, President, a Secretary, a Treasurer, and, if deemed necessary, expedient, or desirable by the Board of Directors, a Chairperson of the Board, a Vice-Chairperson of the Board, one or more Executive Vice-Presidents, one or more other Vice-Presidents, one or more Assistant Secretaries, one or more Assistant Treasurers, and such other officers with such titles as the resolution of the Board of Directors choosing them shall designate.  Except as may otherwise be provided in the resolution of the Board of Directors choosing such officer, no officer other than the Chairperson or Vice-Chairperson of the Board, if any, need be a director.  Any number of offices may be held by the same person, as the directors may determine.

Unless otherwise provided in the resolution choosing such officer, each officer shall be chosen for a term which shall continue until the meeting of the Board of Directors following the next annual meeting of stockholders and until such officer's successor shall have been chosen and qualified.

All officers of the corporation shall have such authority and perform such duties in the management and operation of the corporation as shall be prescribed in the resolutions of the Board of Directors designating and choosing such officers and prescribing their authority and duties, and shall have such additional authority and duties as are incident to their office except to the extent that such resolutions may be inconsistent therewith.  The Secretary or an Assistant Secretary of the corporation shall record all of the proceedings of all meetings and actions in writing of stockholders, directors, and committees of directors, and shall exercise such additional authority and perform such additional duties as the Board shall assign to such Secretary or Assistant Secretary.  Any officer may be removed, with or without cause, by the Board of Directors.  Any vacancy in any office may be filled by the Board of Directors.

ARTICLE IV

CORPORATE SEAL

The corporate seal shall be in such form as the Board of Directors shall prescribe.

ARTICLE V

FISCAL YEAR

The fiscal year of the corporation shall be fixed, and shall be subject to change, by the Board of Directors.

ARTICLE VI

CONTROL OVER BYLAWS

Subject to the provisions of the certificate of incorporation and the provisions of the Private Corporations Law, the power to amend, alter, or repeal these Bylaws and to adopt new Bylaws may be exercised by the Board of Directors or by the stockholders.

ARTICLE VII

INDEMNIFICATION

A director or officer of the Corporation shall have no personal liability to the Corporation or its stockholders for damages for breach of fiduciary duty as a director or officer, except for damages for breach of fiduciary duty resulting from (a) acts or omissions which involve intentional misconduct, fraud, or a knowing violation of law, or (b) the payment of dividends in violation of section 78.3900 of the Nevada Revised Statutes as it may from time to time be amended or any successor provision thereto.

EXHIBIT D

OKLAHOMA APPRAISAL RIGHTS STATUTE

18 O.S. § 1091. Appraisal rights.

APPRAISAL RIGHTS

A. Any shareholder of a corporation of this state who holds shares of stock on the date of the making of a demand pursuant to the provisions of subsection D of this section with respect to the shares, who continuously holds the shares through the effective date of the merger or consolidation, who has otherwise complied with the provisions of subsection D of this section and who has neither voted in favor of the merger or consolidation nor consented thereto in writing pursuant to the provisions of Section 1073 of this title shall be entitled to an appraisal by the district court of the fair value of the shares of stock under the circumstances described in subsections B and C of this section. As used in this section, the word "shareholder" means a holder of record of stock in a stock corporation and also a member of record of a nonstock corporation; the words "stock" and "share" mean and include what is ordinarily meant by those words and also membership or membership interest of a member of a nonstock corporation; and "depository receipt" means an instrument issued by a depository representing an interest in one or more shares, or fractions thereof, solely of stock of a corporation, which stock is deposited with the depository. The provisions of this subsection shall be effective only with respect to mergers or consolidations consummated pursuant to an agreement of merger or consolidation entered into after November 1, 1988.

B. 1. Except as otherwise provided for in this subsection, appraisal rights shall be available for the shares of any class or series of stock of a constituent corporation in a merger or consolidation, or of the acquired corporation in a share acquisition, to be effected pursuant to the provisions of Section 1081, other than a merger effected pursuant to subsection G of Section 1081, and Section 1082, 1086, 1087, 1090.1 or 1090.2 of this title.

2. a. No appraisal rights under this section shall be available for the shares of any class or series of stock which stock, or depository receipts in respect thereof, at the record date fixed to determine the shareholders entitled to receive notice of and to vote at the meeting of shareholders to act upon the agreement of merger or consolidation, were either:

(1) listed on a national securities exchange or designated as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc.; or

(2) held of record by more than two thousand holders. No appraisal rights shall be available for any shares of stock of the constituent corporation surviving a merger if the merger did not require for its approval the vote of the shareholders of the surviving corporation as provided in subsection G of Section 1081 of this title.

b. In addition, no appraisal rights shall be available for any shares of stock, or depository receipts in respect thereof, of the constituent corporation surviving a merger if the merger did not require for its approval the vote of the shareholders of the surviving corporation as provided for in subsection F of Section 1081 of this title.

3. Notwithstanding the provisions of paragraph 2 of this subsection, appraisal rights provided for in this section shall be available for the shares of any class or series of stock of a constituent corporation if the holders thereof are required by the terms of an agreement of merger or consolidation pursuant to the provisions of Section 1081, 1082, 1086, 1087, 1090.1 or 1090.2 of this title to accept for the stock anything except:

a. shares of stock of the corporation surviving or resulting from the merger or consolidation or depository receipts thereof, or

b. shares of stock of any other corporation, or depository receipts in respect thereof, which shares of stock or depository receipts at the effective date of the merger or consolidation will be either listed on a national securities exchange or designated as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc. or held of record by more than two thousand holders, or

c. cash in lieu of fractional shares or fractional depository receipts described in subparagraphs a and b of this paragraph, or

d. any combination of the shares of stock, depository receipts, and cash in lieu of the fractional shares or depository receipts described in subparagraphs a, b, and c of this paragraph.

4. In the event all of the stock of a subsidiary Oklahoma corporation party to a merger effected pursuant to the provisions of Section 1083 of this title is not owned by the parent corporation immediately prior to the merger, appraisal rights shall be available for the shares of the subsidiary Oklahoma corporation.
C. Any corporation may provide in its certificate of incorporation that appraisal rights under this section shall be available for the shares of any class or series of its stock as a result of an amendment to its certificate of incorporation, any merger or consolidation in which the corporation is a constituent corporation or the sale of all or substantially all of the assets of the corporation. If the certificate of incorporation contains such a provision, the procedures of this section, including those set forth in subsections D and E of this section, shall apply as nearly as is practicable.

D. Appraisal rights shall be perfected as follows:

1. If a proposed merger or consolidation for which appraisal rights are provided under this section is to be submitted for approval at a meeting of shareholders, the corporation, not less than twenty (20) days prior to the meeting, shall notify each of its shareholders entitled to appraisal rights that appraisal rights are available for any or all of the shares of the constituent corporations, and shall include in the notice a copy of this section. Each shareholder electing to demand the appraisal of the shares of the shareholder shall deliver to the corporation, before the taking of the vote on the merger or consolidation, a written demand for appraisal of the shares of the shareholder. The demand will be sufficient if it reasonably informs the corporation of the identity of the shareholder and that the shareholder intends thereby to demand the appraisal of the shares of the shareholder. A proxy or vote against the merger or consolidation shall not constitute such a demand. A shareholder electing to take such action must do so by a separate written demand as herein provided. Within ten (10) days after the effective date of the merger or consolidation, the surviving or resulting corporation shall notify each shareholder of each constituent corporation who has complied with the provisions of this subsection and has not voted in favor of or consented to the merger or consolidation as of the date that the merger or consolidation has become effective; or

2. If the merger or consolidation is approved pursuant to the provisions of Section 1073 or 1083 of this title, either a constituent corporation before the effective date of the merger or consolidation or the surviving or resulting corporation within ten (10) days thereafter shall notify each of the holders of any class or series of stock of the constituent corporation who are entitled to appraisal rights of the approval of the merger or consolidation and that appraisal rights are available for any or all shares of such class or series of stock of the constituent corporation, and shall include in the notice a copy of this section. The notice may, and, if given on or after the effective date of the merger or consolidation, shall, also notify the shareholders of the effective date of the merger or consolidation. Any shareholder entitled to appraisal rights may, within twenty (20) days after the date of mailing of the notice, demand in writing from the surviving or resulting corporation the appraisal of the holder's shares. The demand will be sufficient if it reasonably informs the corporation of the identity of the shareholder and that the shareholder intends to demand the appraisal of the holder's shares. If the notice does not notify shareholders of the effective date of the merger or consolidation either:

a. each constituent corporation shall send a second notice before the effective date of the merger or consolidation notifying each of the holders of any class or series of stock of the constituent corporation that are entitled to appraisal rights of the effective date of the merger or consolidation, or

b. the surviving or resulting corporation shall send a second notice to all holders on or within ten (10) days after the effective date of the merger or consolidation; provided, however, that if the second notice is sent more than twenty (20) days following the mailing of the first notice, the second notice need only be sent to each shareholder who is entitled to appraisal rights and who has demanded appraisal of the holder's shares in accordance with this subsection. An affidavit of the secretary or assistant secretary or of the transfer agent of the corporation that is required to give either notice that the notice has been given shall, in the absence of fraud, be prima facie evidence of the facts stated therein. For purposes of determining the shareholders entitled to receive either notice, each constituent corporation may fix, in advance, a record date that shall be not more than ten (10) days prior to the date the notice is given; provided, if the notice is given on or after the effective date of the merger or consolidation, the record date shall be the effective date. If no record date is fixed and the notice is given prior to the effective date, the record date shall be the close of business on the day next preceding the day on which the notice is given.
E. Within one hundred twenty (120) days after the effective date of the merger or consolidation, the surviving or resulting corporation or any shareholder who has complied with the provisions of subsections A and D of this section and who is otherwise entitled to appraisal rights, may file a petition in district court demanding a determination of the value of the stock of all such shareholders; provided, however, at any time within sixty (60) days after the effective date of the merger or consolidation, any shareholder shall have the right to withdraw the demand of the shareholder for appraisal and to accept the terms offered upon the merger or consolidation. Within one hundred twenty
(120) days after the effective date of the merger or consolidation, any shareholder who has complied with the requirements of subsections A and D of this section, upon written request, shall be entitled to receive from the corporation surviving the merger or resulting from the consolidation a statement setting forth the aggregate number of shares not voted in favor of the merger or consolidation and with respect to which demands for appraisal have been received and the aggregate number of holders of the shares. The written statement shall be mailed to the shareholder within ten (10) days after the shareholder's written request for a statement is received by the surviving or resulting corporation or within ten (10) days after expiration of the period for delivery of demands for appraisal pursuant to the provisions of subsection D of this section, whichever is later.

F. Upon the filing of any such petition by a shareholder, service of a copy thereof shall be made upon the surviving or resulting corporation, which, within twenty (20) days after service, shall file, in the office of the court clerk of the district court in which the petition was filed, a duly verified list containing the names and addresses of all shareholders who have demanded payment for their shares and with whom agreements regarding the value of their shares have not been reached by the surviving or resulting corporation. If the petition shall be filed by the surviving or resulting corporation, the petition shall be accompanied by such duly verified list. The court clerk, if so ordered by the court, shall give notice of the time and place fixed for the hearing on the petition by registered or certified mail to the surviving or resulting corporation and to the shareholders shown on the list at the addresses therein stated. Notice shall also be given by one or more publications at least one (1) week before the day of the hearing, in a newspaper of general circulation published in the City of Oklahoma City, Oklahoma, or other publication as the court deems advisable. The forms of the notices by mail and by publication shall be approved by the court, and the costs thereof shall be borne by the surviving or resulting corporation.

G. At the hearing on the petition, the court shall determine the shareholders who have complied with the provisions of this section and who have become entitled to appraisal rights. The court may require the shareholders who have demanded an appraisal of their shares and who hold stock represented by certificates to submit their certificates of stock to the court clerk for notation thereon of the pendency of the appraisal proceedings; and if any shareholder fails to comply with this direction, the court may dismiss the proceedings as to that shareholder.

H. After determining the shareholders entitled to an appraisal, the court shall appraise the shares, determining their fair value exclusive of any element of value arising from the accomplishment or expectation of the merger or consolidation, together with a fair rate of interest, if any, to be paid upon the amount determined to be the fair value. In determining the fair value, the court shall take into account all relevant factors. In determining the fair rate of interest, the court may consider all relevant factors, including the rate of interest which the surviving or resulting corporation would have to pay to borrow money during the pendency of the proceeding. Upon application by the surviving or resulting corporation or by any shareholder entitled to participate in the appraisal proceeding, the court may, in its discretion, permit discovery or other pretrial proceedings and may proceed to trial upon the appraisal prior to the final determination of the shareholder entitled to an appraisal. Any shareholder whose name appears on the list filed by the surviving or resulting corporation pursuant to the provisions of subsection F of this section and who has submitted the certificates of stock of the shareholder to the court clerk, if required, may participate fully in all proceedings until it is finally determined that the shareholder is not entitled to appraisal rights pursuant to the provisions of this section.

I. The court shall direct the payment of the fair value of the shares, together with interest, if any, by the surviving or resulting corporation to the shareholders entitled thereto. Interest may be simple or compound, as the court may direct. Payment shall be made to each shareholder, in the case of holders of uncertificated stock immediately, and in the case of holders of shares represented by certificates upon the surrender to the corporation of the certificates representing the stock. The court's decree may be enforced as other decrees in the district court may be enforced, whether the surviving or resulting corporation be a corporation of this state or of any other state.
J. The costs of the proceeding may be determined by the court and taxed upon the parties as the court deems equitable in the circumstances. Upon application of a shareholder, the court may order all or a portion of the expenses incurred by any shareholder in connection with the appraisal proceeding, including, without limitation, reasonable attorney's fees and the fees and expenses of experts, to be charged pro rata against the value of all of the shares entitled to an appraisal.

K. From and after the effective date of the merger or consolidation, no shareholder who has demanded appraisal rights as provided for in subsection D of this section shall be entitled to vote the stock for any purpose or to receive payment of dividends or other distributions on the stock, except dividends or other distributions payable to shareholders of record at a date which is prior to the effective date of the merger or consolidation; provided, however, that if no petition for an appraisal shall be filed within the time provided for in subsection E of this section, or if the shareholder shall deliver to the surviving or resulting corporation a written withdrawal of the shareholder's demand for an appraisal and an acceptance of the merger or consolidation, either within sixty (60) days after the effective date of the merger or consolidation as provided for in subsection E of this section or thereafter with the written approval of the corporation, then the right of the shareholder to an appraisal shall cease; provided further, no appraisal proceeding in the district court shall be dismissed as to any shareholder without the approval of the court, and approval may be conditioned upon terms as the court deems just.

L. The shares of the surviving or resulting corporation into which the shares of any objecting shareholders would have been converted had they assented to the merger or consolidation shall have the status of authorized and unissued shares of the surviving or resulting corporation. Added by Laws 1986, c. 292, ss. 91, eff. Nov. 1, 1986. Amended by Laws 1987, c. 146, ss. 7, operative Nov. 1, 1987; Laws 1988, c. 323, ss. 19, eff. Nov. 1, 1988; Laws 1990, c. 328, ss. 6, eff. Sept. 1, 1990; Laws 1998, c. 422, ss. 21, eff. Nov. 1, 1998; Laws 2004, c. 255, ss. 29, eff. Nov. 1, 2004.

7387 3DICON CST_03 9/9/11 3:32 PM Page 1

3DICON CORPORATION

VOTE BY INTERNET
QUICK ★★★ EASY ★★★ IMMEDIATE

As a stockholder of 3DICON CORPORATION, you have the option of voting your shares electronically through the Internet, eliminating the need to return the proxy card. Your electronic vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated and returned the proxy card. Votes submitted electronically over the Internet must be received by 7:00 p.m., Eastern Time, on October 14, 2011.

Vote Your Proxy on the Internet:	OR	*Vote Your Proxy by Mail:*
Go to www.cstproxyvote.com Have your proxy card available when you access the above website. Follow the prompts to vote your shares.		Mark, sign, and date your proxy card, then detach it, and return it in the postage-paid envelope provided.

PLEASE DO NOT RETURN THE PROXY CARD IF YOU ARE VOTING ELECTRONICALLY

▼ FOLD AND DETACH HERE AND READ THE REVERSE SIDE ▼

PROXY

Please mark your votes like this X

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSALS 1, 2, 3 AND 5 AND "FOR" ALL NOMINEES LISTED IN PROPOSAL 4.

☐ FOR ☐ AGAINST ☐ ABSTAIN

☐ FOR ☐ AGAINST ☐ ABSTAIN

☐ FOR ☐ AGAINST ☐ ABSTAIN

4. Election of Directors

Nominees: 01. Martin Keating 02. John O'Connor 03. Victor F. Keen

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

☐ FOR ALL ☐ WITHHOLD ALL ☐ FOR ALL EXCEPT

5. In their discretion upon such other business as may be properly brought before the annual meeting of the Stockholders of 3DICON CORPORATION, to be held at The University of Oklahoma, Tulsa Oklahoma Campus, Schusterman Learning Center, Perkins Auditorium, Tulsa, Oklahoma 74136 on October 15, 2011 at 10:00 a.m. CST, and any adjournment thereof. This proxy revokes all prior proxies given by the undersigned.

☐ FOR ☐ AGAINST ☐ ABSTAIN

Label Area 4" x 1 1/2"

PRINT AUTHORIZATION (THIS BOXED AREA DOES NOT PRINT)

To commence printing on this proxy card please sign, date and fax this card to this number: 212-691-9013 or email us your approval.

SIGNATURE:__________________ DATE:________ TIME:________

Registered Quantity ____________ Broker Quantity ____________

Note: SCOTTI to Email final approved copy for Electronic Voting website setup: Yes ☐

UPON FINAL APPROVAL FORWARD INTERNET VOTING TO

SUNGUARD

WITHOUT THE YELLOW BOX, BLUE BOX & CROP MARKS

COMPANY ID:

PROXY NUMBER:

ACCOUNT NUMBER:

Signature ______________________ Signature ______________________ Date ____________, 2011.

IMPORTANT: Please sign exactly as name appears on your stock certificate. Joint owners should both sign. When signing as executor, trustee, guardian, attorney or officer of a corporation, give title as such. If a partnership, please sign in partnership name.

7387 3DICON CST_03 9/9/11 3:32 PM Page 2

The Proxy Statement and our 2010 Annual Report to Stockholders are available at: http://www.cstproxy.com/3dicon/2011

▼ FOLD AND DETACH HERE AND READ THE REVERSE SIDE ▼

PROXY CARD

3DICON CORPORATION

PROXY FOR ANNUAL MEETING TO BE HELD ON OCTOBER 15, 2011
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints, Sidney A. Aroesty, as proxy with full power of substitution, to represent and to vote all the shares of common stock of 3Dicon Corporation (the "Company"), which the undersigned would be entitled to vote, at the Company's Annual Meeting of Stockholders to be held on October 15, 2011 and at any adjournments thereof, subject to the directions indicated on the reverse side hereof. We cordially invite you to attend the Annual Meeting of Stockholders of 3Dicon Corporation to be held at The University of Oklahoma, Tulsa Oklahoma Campus, Schusterman Learning Center, Perkins Auditorium, Tulsa, Oklahoma 74136 on October 15, 2011 at 10:00 a.m. Central Standard Time. This proxy revokes all prior proxies given by the undersigned.

UNLESS OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED "FOR" PROPOSALS 1, 2, 3 AND 5 AND "FOR" ALL NOMINEES LISTED IN PROPOSAL 4.

Your vote is very important. Whether or not you plan to attend the annual meeting, we encourage you to read the accompanying Proxy Statement and our 2010 Annual Report on Form 10-K, as amended, and vote as soon as possible. You may submit your proxy for the annual meeting by Internet voting system or by completing, signing, dating and returning your proxy card. You also may vote by attending the annual meeting in person.

THIS IS YOUR PROXY
YOUR VOTE IS IMPORTANT

(Continued, and to be marked, dated and signed, on the other side)